                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C

                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934


Check the appropriate box:

|_|  Preliminary Information Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

|X|  Definitive Information Statement

                             SZM DISTRIBUTORS, INC.
--------------------------------------------------------------------------------
                  (NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


Payment of Filing Fee (Check the appropriate box): |X| No fee required.

|_| Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1) Title of each class of securities to which transaction applies:


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     (2) Aggregate number of securities to which transaction applies:


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      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the ( amount on which the filing fee is calculated and state how it was determined):


         -----------------------------------------------------------------------


     (4)   Proposed maximum aggregate value of transaction:


         -----------------------------------------------------------------------


     (5)   Total fee paid:


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

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     (1)   Amount Previously Paid:

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     (2)   Form, Schedule or Registration Statement No.:


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     (3)   Filing Party:


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     (4)   Date Filed:

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


                                     NOTICE
                                       OF
                          SPECIAL STOCKHOLDERS MEETING
                         TO BE HELD ON FEBRUARY 12, 2004


Dear Stockholder:

Notice is hereby given that SZM Distributors, Inc., a Nevada corporation ("SZM" or the "Company"), pursuant to the Bylaws of the Company that a special stockholders meeting (the "Special Meeting") to approve (i) the reincorporation of SZM in Delaware by merger with and into its wholly-owned Delaware subsidiary, TNX Television Holdings, Inc. ("TNX") and (ii) the Company's 2004 Employee, Director and Consultant Stock Option Plan (the "Option Plan") will be held at the executive offices of SZM at 1811 Chestnut Street, Suite 120, Philadelphia, Pennsylvania 19103 on February 12, 2004 at eleven o'clock in the forenoon, Eastern Time.


                  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                       REQUESTED NOT TO SEND US A PROXY.

As of the close of business on December 12, 2003, the record date for shares entitled to vote on the reincorporation at the Special Meeting, there were 42,665,924 shares of our common stock outstanding. In connection with the reincorporation and approval of the Option Plan, each share of our common stock is entitled to one vote. The reincorporation and approval of the Option Plan requires the affirmative vote of a majority of the outstanding shares of our common stock. Prior to the mailing of this Information Statement, the Board of Directors of SZM, by written consent on December 15, 2003 has declared the advisability of the reincorporation and adoption of the Option Plan and called this Special Meeting so that the stockholders can vote on the reincorporation and the Option Plan.

If the reincorporation and the Option Plan are approved by the stockholders, the reincorporation will be effectuated as soon as practicable after the Special Meeting. The reincorporation will result in the following:

     o the Company will be governed by the laws of the State of Delaware and by a new Certificate of Incorporation and new Bylaws prepared in accordance with Delaware law;

     o the Company's corporate name will change from SZM Distributors, Inc. to TNX Television Holdings, Inc.;

     o the Company's authorized capital stock will be increased from 50,000,000 shares of common stock and 5,000,000 shares of preferred stock to 100,000,000 shares of common stock and 10,000,000 shares of preferred stock;

     o the persons currently serving as officers and directors of the Company will continue serve in their respective capacities after the reincorporation; and

     o TNX will accede to all of the rights, privileges, immunities and powers of the Company; will acquire and possess all of the property of the Company whether real, personal or mixed; and will assume all of the debts, liabilities, obligations and duties of the Company.

The enclosed Information Statement is first being sent to stockholders on or about January 17, 2004. In accordance with the regulations under the Securities Exchange Act of 1934, the Special Meeting will not occur until at least 20 days after we have mailed this Information Statement to our stockholders.


Sincerely yours,


/s/ Irwin L. Gross
-----------------------------------------------------
Irwin L. Gross
Chief Executive Officer and President

                              INFORMATION STATEMENT

                           SUMMARY OF REINCORPORATION


The following is a summary of the reincorporation. You should carefully read the entire Information Statement, as well as its exhibits and the documents incorporated by reference in this Information Statement.

Transaction:        Reincorporation in Delaware.

Purpose:            To provide greater flexibility and simplicity in corporate transactions and to increase the marketability of our securities.

Record Date:        December 12, 2003.

Method:             Merger of SZM with and into its wholly owned subsidiary, TNX. See "Reincorporation in Delaware - Principal
                    Features of the Reincorporation."

Exchange Ratio:     One share of common stock of TNX for each share of common stock of SZM owned by you as of the effective time of the merger.

Effective Time:     We intend for the reincorporation to be effectuated as soon as practicable after the Special Meeting.


              SUMMARY OF THE COMPANY'S 2004 EMPLOYEE, DIRECTOR AND
                          CONSULTANT STOCK OPTION PLAN

The following is a summary of the Company's 2004 Employee, Director and Consultant Stock Option Plan. You should carefully read the entire Information Statement, as well as its exhibits (including the Company's 2004 Employee, Director and Consultant Stock Option Plan) and the documents incorporated by reference in this Information Statement.


Transaction:          Approval of the Company's 2004 Employee, Director and Consultant Stock Option Plan.

Purpose:              To provide equity based performance incentives for the Company's Employees, Directors and Consultants.

Record Date:          December 12, 2003.

Shares Available      5,000,000 of the Company's Common Stock are reserved and available for the grant of options ("Options") under
for Issuance          the Option Plan

                              QUESTIONS AND ANSWERS

The following questions and answers are intended to respond to frequently asked questions concerning the reincorporation of SZM in Delaware and the Company's 2004 Employee, Director and Consultant Stock Option Plan. These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Information Statement, as well as its exhibits (including the Company's 2004 Employee, Director and Consultant Stock Option Plan) and the documents incorporated by reference in this Information Statement.

      Q:    Why is SZM reincorporating in Delaware?

      A: Delaware has adopted a General Corporation Law that is generally recognized as one of the most comprehensive and progressive state corporate statutes. Therefore, we believe that the reincorporation in Delaware will give us more flexibility and simplicity in various corporate transactions. Also, the Delaware courts have provided extensive case law with respect to corporate matters, which will provide the Company greater predictability and reduce certain uncertainties and risks in conducting our business.

      Q: Why will the corporate name be changed to TNX Television Holdings, Inc.?

      A: By changing our name, we believe we will better reflect our business plan of developing and installing the UK's first nationwide commercially operated TV Channel specifically developed for commuter trains. We also believe this new name will improve our marketability from a financial and public relations standpoint.

      Q: Why isn't SZM requesting proxies for the meeting of stockholders to approve the reincorporation?

      A: The Board of Directors has approved the reincorporation and in conformity with Nevada law has called the Special Meeting to have the stockholders approve the proposal. The Board of Directors believes that there are enough votes to approve the reincorporation without soliciting approval from all of the stockholders.

      Q:    What are the principal features of the reincorporation?

      A: The reincorporation will be accomplished by a merger of SZM with and into its wholly owned subsidiary, TNX. One new share of the TNX common stock will be issued for each share of SZM common stock that is held by our stockholders at the effective time of the reincorporation. Following the reincorporation, the shares of SZM will cease to trade on the Nasdaq National Market and the shares of TNX will begin trading in their place.

      Q:    How will the reincorporation affect my ownership of SZM?

      A: After the reincorporation becomes effective, you will own the same percentage of TNX that you owned of SZM immediately prior to the reincorporation.

      Q: Why is the aggregate number of authorized shares of capital stock of the Company being increased in connection with the reincorporation?

      A: An increase in our capitalization will better enable us to raise capital through future sales of our capital stock, engage in merger and acquisition transactions and provide compensation for certain types of services rendered.

      Q: How will the reincorporation affect the officers, directors and employees of SZM?

      A: The officers, directors and employees of SZM will become the officers, directors and employees of TNX after the reincorporation.

      Q:    How will the reincorporation affect the business of SZM?

      A: TNX will continue its business with the same assets. SZM will cease to exist at the effective time of the reincorporation.

      Q: How do I exchange stock certificates of SZM for stock certificates of TNX?

      A: After the reincorporation, our transfer agent will send you the documents necessary to exchange your stock certificates.

      Q:    What happens if I do not surrender my stock certificates of SZM?

      A: Although we encourage you to surrender your stock certificates, you are not required to do so in order to continue to have the rights as a stockholder of TNX.

      Q: Can I require the Company to purchase my stock as a result of the reincorporation?

      A: Yes. Under Nevada law, you are entitled to dissenters' rights or the purchase of your stock by the Company as a result of the reincorporation.

      Q:    Who will pay the costs of reincorporation?

      A: The Company will pay all of the costs of the reincorporation, including printing and distributing this Information Statement and legal and accounting services. We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our common stock. We do not anticipate contracting for other services in connection with the reincorporation. Each stockholder must pay the costs of exchanging his or her stock certificates for new stock certificates.

      Q:    Will I have to pay taxes as a result of the reincorporation?

      A: We believe that the reincorporation is not a taxable event and that you will be entitled to the same aggregate basis in the shares of TNX that you had in your shares of SZM. EVERYONE'S TAX SITUATION IS DIFFERENT, AND YOU SHOULD CONSULT WITH YOUR PERSONAL TAX ADVISOR REGARDING THE TAX EFFECTS OF THE REINCORPORATION.

      Q: How will the Company's 2004 Employee, Director and Consultant Stock Option Plan be used?

      A: The Company's 2004 Employee, Director and Consultant Stock Option Plan will be used for a number of purposes: to attract : and retain qualified directors, officers and employees; to compensate consultants for services rendered to us which we could not otherwise afford to obtain; and to provide incentives for the generation of stockholder value. The Q Option Plan will be administered by our board of directors, who will determine the recipients, size, and other terms of A any awards under the Option Plan.


                  SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS

The following table sets forth certain information regarding the beneficial ownership of our common stock as of December 12, 2003, by each director and officer, each of our directors and named executive officers, and all of our directors and executive officers as a group. Beneficial ownership has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended. Generally, a person is deemed to be the beneficial owner of a security if he has the right to acquire voting or investment power within 60 days.

NAME AND                                                                AMOUNT AND
TITLE OF                   NAME OF                                      NATURE OF                     PERCENTAGE
CLASS                      BENEFICIAL OWNER                             BENEFICIAL OWNERSHIP(1)       OF CLASS(2)
-----                      ----------------                             -----------------------       -----------
Common Stock, par          Irwin L. Gross(3)                            14,031,267 shares                 32.9%
value $.001 per share      1811 Chestnut Street, Suite 120
                           Philadelphia, PA 19103

Common Stock, par          Stephen J. Ollier(4)                            817,838 shares                  1.9%
value $.001 per share      Pacific House, Stanier Way
                           Wyvern Business Park
                           Derby, DE21 6BF England

Common Stock, par          Nicholas Rogerson                                  ----                         *
value $.001 per share      Pacific House, Stanier Way
                           Wyvern Business Park
                           Derby, DE21 6BF England

Common Stock, par          S. Lance Silver(5)                              176,476 shares                  *
value $.001 per share      1811 Chestnut Street Suite 120
                           Philadelphia, PA 19103

Common Stock, par          Howard Silverstone                                 ----                         *
value $.001 per share      1811 Chestnut Street, Suite 120
                           Philadelphia, PA 19103

Common Stock, par          David N. Shevrin(6)                             715,235 shares                  1.7%
value $.001 per share      1811 Chestnut Street Suite 120
                           Philadelphia, PA 19103

Common Stock, par          All Directors and Officers                   15,746,703 shares                 36.9%
value $.001 per share      as a Group (3)(4)(5)(6)

* Less than 1%

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Equity shares relating to options currently exercisable or exercisable within 60 days of the date of this annual report are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares shown as beneficially owned by them.

(2) The percentages shown are based on 42,665,924 equity shares issued and outstanding as of December 9, 2003.

(3) Includes (a) 4,354,337 shares held by Belgravia Investment Partners, LP, in which Mr. Gross is the managing partner and has sole voting and dispositive power, (b) 776,787 shares held by Gross Investments Company, LP, in which Mr. Gross is the managing partner and has sole voting and dispositive power, (c) 5,863,301 shares held by Global Technologies, Ltd., in which Mr. Gross is CEO and has sole voting and dispositive power, (d) 485,492 shares pledged to Belgravia Investment Partners, LP by Reed Properties Inc. granting voting control of such shares to Belgravia Investment Partners, LP, in which Mr. Gross is the managing partner and has sole voting power and (e) 2,051,350 shares subject of warrants and options that are immediately exercisable to Ocean Castle Partners, LLC, in which Mr. Gross is the principal and has sole voting and dispositive power.

(4) Includes 811,951 shares subject of warrants and options that are immediately exercisable.

(5) Includes 170,589 shares subject of warrants and options that are immediately exercisable.

(6) Includes 519,006 shares subject of warrants and options that are immediately exercisable.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

         The following table shows compensation earned during the fiscal years ended December 31, 2002 and 2001 by our executive officers.

                                             SUMMARY COMPENSATION TABLE
--------------------------- -------- ---------------------------------------- -------------------------------------------------
                                                                                           Long Term Compensation
--------------------------- -------- ---------------------------------------- ------------------------- -----------------------
                                               Annual Compensation                     Awards                  Payouts
--------------------------- -------- ----------- ---------- ----------------- ----------- ------------- ---------- ------------
                                                                              Restricted   Securities               All Other
                                                              Other Annual    Stock        Underlying   LTIP         Compen-
           Name &                                Bonus ($)  Compensation ($)  Awards ($)    Options/    Payouts      sation
     Principal Position      Year    Salary ($)                                             SARs (#)       ($)         ($)
--------------------------- -------- ----------- ---------- ----------------- ----------- ------------- ---------- ------------
   Irwin L. Gross, CEO,     2002            -0-     -0-           -0-            -0-          -0-          -0-         -0-
   Chairman and President   2001            -0-     -0-           -0-            -0-          -0-          -0-         -0-
--------------------------- -------- ----------- ---------- ----------------- ----------- ------------- ---------- ------------
   David Shevrin, CFO and   2002            -0-     -0-           -0-            -0-          -0-          -0-         -0-
   Secretary                2001            -0-     -0-           -0-            -0-          -0-          -0-         -0-
--------------------------- -------- ----------- ---------- ----------------- ----------- ------------- ---------- ------------
   Nicole Sherman, Former   2002            -0-     -0-           -0-            -0-          -0-          -0-         -0-
   CEO                      2001            -0-     -0-           -0-            -0-          -0-          -0-         -0-
--------------------------- -------- ----------- ---------- ----------------- ----------- ------------- ---------- ------------
   Jeffrey Hoss, Former     2002            -0-     -0-           -0-            -0-          -0-          -0-         -0-
   Treasurer                2001            -0-     -0-           -0-            -0-          -0-          -0-         -0-
--------------------------- -------- ----------- ---------- ----------------- ----------- ------------- ---------- ------------

          DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

The table below shows certain information about each of our officers and directors.

          Name                                Age              Position
          ----                                ---              --------
          Irwin Gross                         60               Director, Chairman, President and CEO

          Stephen J. Ollier                   53               Director, Managing Director of TNCI UK, Ltd

          Nicholas Rogerson                   60               Director

          S. Lance Silver                     35               Director

          Howard Silverstone                  43               Director

          David Shevrin                       41               Secretary & CFO


Directors of the Company serve for a term of one year or until their successors are elected. Officers are appointed by, and serve at the pleasure of, the Board of Directors.

Irwin L. Gross, 60, became a Director in December 2003 when he was nominated to the Board of Directors and also assumed the positions of Chairman, President and Chief Executive Officer in November 2003. Mr. Gross has been a director of TNCI UK, Ltd. ("TNCI UK"), a wholly owned subsidiary of TNX, since 1999. In 1998 Mr. Gross founded and is currently the principal of the financial services firm, Ocean Castle Partners, LLC. Since 1998 Mr. Gross has been Chairman and CEO of Global Technologies, Ltd., a technology incubator. From 1984 to 1998, Mr. Gross was Chairman and CEO of ICC Technologies ("ICC"), a desiccant-based air conditioning company. In 1998 ICC completed a reverse merger with Rare Medium, Inc., and Internet and e-commerce business solutions company. Mr. Gross earned a Bachelor of Arts degree in accounting from Temple University and a J.D. degree in law from Villanova University School of Law.

Stephen J. Ollier, 53, became a Director in December 2003 when he was nominated to the Board of Directors. Mr. Ollier has been the Managing Director of TNCI UK since 1999 and has been responsible for the operations of TNCI UK and the development and marketing of TNX's Digital-Rail system. In 1994, Mr. Ollier was the Division Head at ALSTOM Railway Maintenance Services Ltd., a division of ALSTOM, which provided railway maintenance in the Europe and Asia. Mr. Ollier has over 33 years experience in the UK railways industry, including 20 years with the publicly-owned British Railways, where he held several management posts. Mr. Ollier obtained a degree in mechanical engineering from Salford University in the UK and is a Member of the Institution of Mechanical Engineers.

Nicolas Rogerson, 60, became a Director in December 2003 when he was nominated to the Board of Directors. Mr. Rogerson was founding partner of and has been a Director since 2000 of, Concept 2 Profit Ltd, a business developer. In 1969 Mr. Rogerson co-founded Dewe Rogerson Group, one of the U.K.'s first integrated financial communications company, providing a range of marketing communications services primarily to listed, soon-to be listed companies and financial institutions. In 1998, Mr. Rogerson negotiated and completed the sale of Dewe Rogerson Group to Incepta plc. Mr. Rogerson attended Winchester College and Magdalene College in the UK.

S. Lance Silver, 35, became a Director in December 2003 when he was nominated to the Board of Directors. Mr. Silver is a partner in Wilk, Brand & Silver in Philadelphia, Pennsylvania and owns and operates a title insurance agency, Silk Abstract Company. Since 1997, Mr. Silver managed the Silk Real Estate Group which is responsible for twenty properties in the Philadelphia area. From 1999 to 2002, Mr. Silver was general counsel of Global Technologies, Ltd, a publicly traded company. From 1994 to 1999, Mr. Silver was an attorney at Wolf, Block, Schorr and Solis-Cohen LLP. Mr. Silver practiced in the areas of mergers and acquisitions, securities and general corporate law. Mr. Silver received his Bachelor of Science in finance from Pennsylvania State University and his J.D. degree from Temple University.

Howard Silverstone, 43, became a Director in December 2003 when he was nominated to the Board of Directors. Mr. Silverstone has extensive experience with forensic and investigative accounting and is a licensed certified public accountant in Pennsylvania and a chartered accountant in the UK. Over the past ten years, Mr. Silverstone has worked as a Partner in the Philadelphia office of Kroll Inc. Mr. Silverstone is co-author of "Forensic Accounting and Fraud Investigation for Non-Experts," has had several papers published in accounting and law trade journals and has testified on numerous occasions on issues involving lost profits, fraud and construction claims in federal and state courts, mediations and arbitrations. Mr. Silverstone has a Bachelor of Arts degree in accounting from London Guildhall University in London, England.

David N. Shevrin, 41, has served as the Company's Chief Financial Officer and Secretary, since the completion of its merger in November 2003. In 1998, he co-founded Ocean Castle Investments, LLC, a financial services firm and served as a Vice President. He led the firm's investment evaluations and provided business development, strategic planning and on-going management support for the portfolio companies. From 1998 to 2002, Mr. Shevrin served as Vice President and Secretary of Global Technologies, Ltd., a technology incubator, with primary responsibility for business development and analysis. From 1994 to 1998, Mr. Shevrin served as Assistant to the CEO at ICC Technologies overseeing many diverse corporate projects and played a key role in its reverse merger with Rare Medium Corp. Before then, Mr. Shevrin served as a Product Manager with Kraft General Foods, managing a portfolio of products. Mr. Shevrin received his M.B.A. degree from Duke University's Fuqua School of Business and Bachelor of Arts degree in Economics from Emory University.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT.

Based solely on a review of Forms 3 and 4, and amendments thereto furnished to the Company under Rule 16a-3(e) promulgated under the Securities Exchange Act of 1934 during the most recent fiscal year, and Form 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, Irwin Gross, Stephen J. Ollier, Nicholas Rogerson, S. Lance Silver and Howard Silverstone were not timely with the filing of each of the Form 3s as required under Section 16(a) of the Securities Exchange Act of 1934.

DIRECTOR COMPENSATION

The Company does not pay directors any compensation for serving as a director.

                           REINCORPORATION IN DELAWARE

The following discussion summarizes certain aspects of the reincorporation of the Company in Delaware. This summary does not include all of the provisions of the Plan and Agreement of Merger between SZM and TNX, a copy of which is attached hereto as Exhibit A, the Amended and Restated Certificate of Incorporation of TNX (the "Delaware Certificate"), a copy of which is attached hereto as Exhibit B, or the Bylaws of TNX (the "Delaware Bylaws"), a copy of which is attached hereto as Exhibit C. Copies of the Articles of Incorporation and the Bylaws of SZM (the "Nevada Articles" and the "Nevada Bylaws," respectively) are available for inspection at the principal office of the Company and copies will be sent to stockholders upon request.

PRINCIPAL REASONS FOR REINCORPORATION.

We believe that the reincorporation will give us a greater measure of flexibility and simplicity in corporate governance than is available under Nevada law and will increase the marketability of our securities.

The Delaware General Corporation Law (the "DGCL") is generally recognized as one of the most comprehensive and progressive state corporate statutes. Accordingly, to the extent the DGCL addresses matters of corporate concern more thoroughly than the corporate statutes of other states and is more reflective of current trends and developments in the business community, by reincorporating the Company in Delaware, the Company (through its successor, TNX) will be better suited to take advantage of business opportunities as they arise and to provide for its ever-changing business needs. In addition, there exists in Delaware a substantial body of case law with respect to corporate matters, including the governance of the internal affairs of a corporation and its relationships and contacts with others. This has brought about greater predictability under Delaware law and has therefore reduced the uncertainties and risks commonly associated with resolving disputes of a corporate nature and structuring the internal affairs of a corporation and its relationships and contacts with others. As a result, many major corporations have initially incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to that which we are proposing. For these reasons, we believe that the Company's business and affairs can be conducted to better advantage if the Company is able to operate under Delaware law. See "Comparison of Significant Provisions of the Corporation Laws of Delaware and Nevada."

PRINCIPAL FEATURES OF THE REINCORPORATION.

The reincorporation will be effected by the merger of SZM with and into TNX. TNX is currently a wholly-owned subsidiary of SZM. The reincorporation will become effective at as soon as practicable after the reincorporation proposal is approved by stockholders by the filing and acceptance of the required merger documents with the states of Delaware and Nevada (the "Effective Time"). Following the merger, TNX will be the surviving corporation and will operate under the name "TNX Television Holdings, Inc."

At the Effective Time:

      o each outstanding share of SZM common stock, par value $0.001 per share (the "Nevada Common Stock"), will be converted into one share of TNX common stock, par value $0.001 per share (the "Delaware Common Stock");

      o each outstanding share of Nevada Common Stock held by SZM will be retired and canceled and will resume the status of authorized and unissued Delaware Common Stock;

      o     each share of Nevada Common Stock will be cancelled and retired;

      o     SZM will cease to exist; and

      o TNX will accede to all of the rights, privileges, immunities and powers of the SZM; will acquire and possess all of o the property of the SZM whether real, personal or mixed; and will assume all of the debts, liabilities, obligations and duties of the SZM.

After the Effective Time, the Company will be governed by the Delaware Certificate, the Delaware Bylaws and the DGCL, which include a number of provisions that are not present in the Nevada Articles, the Nevada Bylaws or the Nevada General Corporation Law. Accordingly, as described below, a number of significant changes in stockholders' rights will be effected in connection with the reincorporation, some of which may be viewed as limiting the rights of stockholders. See "Comparison of Significant Provisions of the Corporation Laws of Delaware and Nevada."

In particular, the Delaware Certificate includes a provision authorized by the DGCL that would limit the liability of directors to TNX and its stockholders for breach of fiduciary duties. The Delaware Certificate will provide directors and officers with modern limited liability and indemnification rights authorized by the DGCL. The Board of Directors believes that these provisions will enhance its ability to attract and retain qualified directors and encourage them to continue to make entrepreneurial decisions on behalf of TNX. Accordingly, implementation of these provisions has been included as part of the reincorporation.

We believe that the reincorporation will contribute to the long-term quality and stability of the Company's corporate governance. We have concluded that the benefit to stockholders of improved corporate governance from the reincorporation outweighs any possible adverse effects on stockholders of reducing the exposure of directors to liability and broadening director indemnification rights.

Delaware imposes a franchise tax on corporations incorporated in Delaware. Nevada does not impose a franchise tax on corporations incorporated in Nevada. The Delaware franchise tax imposed on TNX will be calculated under the "assumed par value capital method" under Delaware law. A component in this calculation is the number of authorized shares of capital stock of the corporation. After the reincorporation, TNX will have more authorized shares than SZM, thus increasing the franchise tax exposure. We anticipate that the initial Delaware franchise tax for TNX will be less than $35,000 per year.

No federal or state regulatory requirements must be complied with and no approvals must be obtained in order to consummate the reincorporation.

After the Effective Time, the business operations of TNX will continue as they are presently conducted by SZM. The authorized capital stock of TNX will consist of 100,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, stated value $0.001 value per share (the "Delaware Preferred Stock"). The Delaware Preferred Stock will be issuable in series by action of the Board of Directors. The Board of Directors will be authorized, without further action by the stockholders, to fix the designations, powers, preferences and other rights and the qualifications, limitations or restrictions of the unissued Delaware Preferred Stock, including shares of Delaware Preferred Stock having preferences and other terms that might discourage takeover attempts by third parties.

The members of the Board of Directors of TNX will be the same persons presently serving on the Board of Directors of SZM. The individuals who will serve as executive officers of TNX will be the same persons who currently serve as executive officers of SZM. Such persons and their respective positions are set forth below under the caption "Officers and Directors."

Pursuant to the terms of the Plan and Agreement of Merger, the merger may be abandoned by the Board of Directors of SZM and TNX at any time prior to the Effective Time. In addition, the Board of Directors of SZM may amend the Plan and Agreement of Merger at any time prior to the Effective Time, but no amendment may, without approval by a majority of shares of Nevada Common Stock, change the consideration to be received in exchange for the Nevada Common Stock, change any term of the Delaware Certificate, or change any of the terms and conditions of the Plan and Agreement of Merger if such change would adversely affect the holders of Nevada Common Stock.

The holders of Nevada Common Stock will have the statutory right to dissent to the reincorporation, receive an appraisal of their shares or require the Company to purchase their shares. See "Rights of Dissenting Stockholders."

After the Effective Time, and upon surrender for cancellation of a stock certificate representing Nevada Common Stock (a "Nevada Certificate"), the holder of such stock certificate will be entitled to receive a stock certificate for Delaware Common Stock (a "Delaware Certificate"). The Delaware Certificate will represent that number of shares of Delaware Common Stock into which the Nevada Common Stock represented by the surrendered Nevada Certificate have been converted in the merger, and the surrendered Nevada Certificate will be cancelled.

Although we encourage you to exchange your Nevada Certificates for Delaware Certificates, holders of Nevada Common Stock are not required to do so. Dividends and other distributions declared after the Effective Time with respect to Delaware Common Stock and payable to holders of record thereof after the Effective Time will be paid to the holder of any unsurrendered Nevada Certificate with respect to the shares of Delaware Common Stock which by virtue of the merger are represented by such Nevada Certificate. Such holder of an unsurrendered Nevada Certificate will also be entitled to exercise all voting and other rights as a holder of Delaware Common Stock.

CAPITALIZATION.

The authorized capital of SZM, on the record date, consisted of 50,000,000 shares of Common Stock, par value $0.001 per share, and 5,000,000 shares of Preferred Stock, par value $0.001 per share. As of December 12, 2003, approximately 42,665,924 shares of Nevada Common Stock and no shares of Preferred Stock were outstanding. The authorized capital of TNX, which will be the authorized capital of the Company after the reincorporation, consists of 100,000,000 shares of Common Stock, par value $0.001 per share, and 10,000,000 shares of Preferred Stock, stated value $0.0001 per share. After the Effective Time, TNX will have outstanding approximately 42,665,924 shares of Common Stock and no shares of Preferred Stock. Therefore, at the Effective Time, the Company will have approximately 57,334,076 shares of Common Stock and 10,000,000 shares of Preferred Stock available for issuance. The reincorporation will not affect total stockholder equity or total capitalization of the Company.

The Board of Directors may in the future authorize, without further stockholder approval, the issuance of such available shares to such persons and for such consideration upon such terms as the Board of Directors determines. Such issuance could result in significant dilution of the voting power and, possibly, the stockholders' equity, of then-existing stockholders. There are no present plans, understandings or agreements that will involve the issuance of any Delaware Preferred Stock. However, the Board of Directors believes it prudent to have shares of Delaware Preferred Stock available for such corporate purposes as the Board of Directors may from time to time deem necessary and advisable including, without limitation, acquisitions, the raising of additional capital and assurance of flexibility of action in the future.

The issuance of additional authorized Delaware Common Stock or Delaware Preferred Stock may have the effect of deterring or preventing persons seeking to take control of TNX through a tender offer, proxy contest or otherwise or from causing removal of incumbent management or a corporate transaction such as a merger. For example, the issuance of Delaware Common Stock or Delaware Preferred Stock could be used to deter or prevent such a change of control through dilution of stock ownership of persons seeking to take control or by rendering a transaction proposed by such persons more difficult.

SIGNIFICANT CHANGES IN THE COMPANY'S CHARTER AND BYLAWS TO BE IMPLEMENTED BY THE REINCORPORATION.

Corporate Name. The Company's name will be changed to "TNX Television Holdings, Inc."

Limitation of Liability. The Delaware Certificate contains a provision limiting or eliminating, with certain exceptions, the liability of directors to TNX and its stockholders for monetary damages for breach of their fiduciary duties. The Board of Directors believes that such provision will better enable TNX to attract and retain as directors effective individuals with the experience and background required to direct TNX's business and affairs.

Directors have been subject to substantial monetary damage awards in recent years. Traditionally, courts have not held directors to be insurers against losses a corporation may suffer as a consequence of directors' good faith exercise of business judgment, even if, in retrospect, the directors' decision was an unfortunate one. In the past, directors have had broad discretion to make decisions on behalf of the corporation under the "business judgment rule." This rule offers protection to directors who, after reasonable investigation and deliberation, adopt a course of action that they reasonably and in good faith believe will benefit the corporation, but which ultimately proves to be disadvantageous. Under those circumstances, courts have typically been reluctant to subject directors' business judgments to further scrutiny. Some recent court cases have, however, imposed significant personal liability on directors for failure to exercise an informed business judgment with the result that the potential exposure of directors to monetary damages has increased. Consequently, legal proceedings against directors relating to decisions made by directors on behalf of corporations have significantly increased in number, cost of defense and level of damages claimed. Whether or not such an action is meritorious, the cost of defense can be well beyond the personal resources of a director.

The Delaware General Assembly considered such developments a threat to the quality and stability of the governance of Delaware corporations because of the unwillingness of directors, in many instances, to serve without adequate protection and because of the deterrent effect on entrepreneurial decision-making by directors who serve without such protection. In response, the Delaware General Assembly has adopted provisions of the DGCL which permit a corporation to include in its charter a provision to limit or eliminate, with certain exceptions, the personal liability of directors to a corporation and its stockholders for monetary damages for breach of their fiduciary duties. Nevada corporate law does not provide for the inclusion of similar charter provisions limiting a director's liability.

The Board of Directors believes that the limitation on directors' liability permitted under Delaware law will assist TNX in attracting and retaining qualified directors by limiting directors' exposure to liability. The reincorporation proposal will implement this limitation on liability of the directors of TNX, as Article VII of the Delaware Certificate provides that to the fullest extent that the DGCL now or hereafter permits the limitation or elimination of the liability of directors, no director will be liable to TNX or its stockholders for monetary damages for breach of fiduciary duty. Under this provision, TNX's directors will not be liable for monetary damages for acts or omissions occurring after the Effective Time of the reincorporation, even if they should fail to satisfy their duty of care (which requires directors to exercise informed business judgment in discharging their duties) through negligence or gross negligence. Article VI of the Delaware Certificate would not limit or eliminate any liability of directors for acts or omissions occurring prior to the Effective Time. As provided under Delaware law, Article VII cannot eliminate or limit the liability of directors for:

      o     breaches of their duty of loyalty to TNX;

      o acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law;

      o paying a dividend or effecting a stock repurchase or redemption which is illegal under the DGCL; or

      o transactions from which a director derived an improper personal benefit.

Further, Article VII would not affect the availability of equitable remedies, such as an action to enjoin or rescind a transaction involving a breach of a director's duty of care. Article VII pertains to breaches of duty by directors acting as directors and not to breaches of duty by directors acting as officers (even if the individual in question is also a director). In addition, Article VII would not affect a director's liability to third parties or under the federal securities laws.

Article VII is worded to incorporate any future statutory revisions limiting directors' liability. It provides, however, that no repeal or modification of such Article by the stockholders may adversely affect a director with respect to acts or omissions occurring prior to such repeal or modification.

The Board of Directors recognizes that Article VII may reduce the likelihood of derivative litigation against directors, and may discourage or deter stockholders from instituting litigation against directors for breach of their fiduciary duties, even though such an action, if successful, might benefit TNX and its stockholders. However, given the difficult environment and potential for incurring liabilities currently facing directors of publicly-held corporations, the Board of Directors believes that Article VII is in the best interests of TNX and its stockholders, because it should enhance our ability to retain highly qualified directors and reduce a possible deterrent to entrepreneurial decision-making. In addition, the Board of Directors believes that Article VII may have a favorable impact over the long term on the availability, cost, amount and scope of coverage of directors' liability insurance, should the Company desire to acquire such insurance for the protection of directors.

Article VII may be viewed as limiting the rights of stockholders, and the broad scope of the indemnification provisions of the Delaware Certificate could result in increased expense to TNX. The Board of Directors believes, however, that these provisions will provide a better balancing of the legal obligations of, and protections for, directors and will contribute to the quality and stability of our corporate governance. The Board of Directors has concluded that the benefit to stockholders of improved corporate governance outweighs any possible adverse effects on stockholders of reducing the exposure of directors to liability and broadening indemnification rights. Because Article VII addresses the potential liability of directors, the members of the Board of Directors may be deemed to have a personal interest in effecting the reincorporation.

Indemnification. The DGCL authorizes broad indemnification rights which corporations may provide to their directors, officers, employees and other corporate agents. The Nevada General Corporation Law also contains broad indemnification provisions. The Delaware Certificate reflects the provisions of Delaware law, as it may be amended, and, as discussed below, provides broad rights to indemnification.

In recent years, investigations, actions, suits and proceedings, including actions, suits and proceedings by or in the right of a corporation to procure a judgment in its favor, seeking to impose liability on, or involving as witnesses, directors and officers of publicly-held corporations have become increasingly common. Such proceedings are typically very expensive, whatever their eventual outcome. In view of the costs and uncertainties of litigation in general, it is often prudent to settle proceedings in which claims against a director or officer are made. Settlement amounts, even if immaterial to the corporation involved and minor compared to the enormous amounts frequently claimed, often exceed the financial resources of most individual defendants. Even in proceedings in which a director or officer is not named as a defendant, he may incur substantial expenses and attorneys' fees if he is called as a witness or otherwise becomes involved in the proceeding. As a result, an individual may conclude that the potential exposure to the costs and risks of proceedings in which he or she may become involved may exceed any benefit to such person from serving as a director or officer of a public corporation. This is particularly true for directors who are not also officers of the corporation.

The broad scope of indemnification now available under Delaware law will permit TNX to continue to offer its directors and officers greater protection against these risks. The Board of Directors believes that such protection is reasonable and desirable in order to enhance TNX's ability to attract and retain qualified directors as well as to encourage directors to continue to make good faith decisions on behalf of TNX with regard to the best interests of TNX and its stockholders.

The Delaware Certificate, unlike the Nevada Articles, requires indemnification of TNX's directors and officers to the fullest extent permitted under applicable law, with respect to expenses (including attorneys' fees), judgments, fines, penalties and amounts paid in settlement, actually and reasonably incurred by any person in connection with any actual or threatened proceeding by reason of the fact that such person is or was a director or officer of TNX or is or was serving at the request of TNX as a director or officer of another entity, employee benefit plan or other enterprise. The right to indemnification includes the right to receive payment of expenses in advance of the final disposition of such proceeding. However, if the DGCL requires the payment of such expenses in advance of the final disposition of a proceeding, payment shall be made only if such person undertakes to repay TNX if it is ultimately determined that he or she was not entitled to indemnification. Directors and officers will not be indemnified for expenses or liabilities incurred in connection with proceedings brought against such persons otherwise than in the capacities in which they serve TNX. Under the DGCL and the Delaware Bylaws, TNX may provide the same indemnification to its employees and agents as it provides to its directors and officers.

The Delaware Certificate specifies that the right to indemnification is a contract right and is not exclusive of any other rights to which persons seeking indemnification may otherwise be entitled under any law, agreement or otherwise. The Delaware Certificate also provides that a person seeking indemnification from TNX may bring suit against TNX to recover amounts to which he or she is entitled if such person has filed a written claim and TNX has failed to pay such claim within 45 days of receipt. In addition, the Delaware Certificate and Delaware Bylaws authorize TNX to purchase and maintain indemnity insurance, if it so chooses to guard against future expense.

The Delaware Certificate provides for payment of all expenses incurred, including those incurred to defend against a threatened proceeding. Additionally, the Delaware Certificate provides that the right to indemnification will continue after a person has ceased to be a director or officer. The Delaware Certificate also provides that any director or officer who is, by reason of such a position, a witness in any proceeding, shall be indemnified for all expenses incurred in connection with such proceeding.

The Nevada Bylaws provide for indemnification of directors, officers, employees and agents to the full extent provided by the applicable Nevada indemnification statute. Under both Delaware law and Nevada law, rights to indemnification need not be limited to those provided by statute. As a result, under Delaware law and the Delaware Certificate, TNX will be permitted to indemnify its directors and officers, within the limits established by law and public policy, pursuant to an express contract, a bylaw provision, a stockholder vote or otherwise, any or all of which could provide indemnification rights broader than those currently available under the Nevada Articles and Nevada Bylaws or expressly provided for under Nevada or Delaware law.

Insofar as the Delaware Certificate provides indemnification to directors or officers for liabilities arising under the Securities Act of 1933, it is the position of the Securities and Exchange Commission that such indemnification would be against public policy as expressed in such statute and, therefore, unenforceable.

The Board of Directors recognizes that TNX may in the future be obligated to incur substantial expense as a result of the indemnification rights conferred under the Delaware Certificate, which are intended to be as broad as possible under applicable law. Because directors of TNX may personally benefit from the indemnification provisions of TNX, the members of the Board of Directors may be deemed to have a personal interest in effecting of the reincorporation.

COMPARISON OF SIGNIFICANT PROVISIONS OF THE CORPORATION LAWS OF DELAWARE AND NEVADA.

After the Effective Time, the stockholders of SZM, whose rights currently are governed by Nevada law and the Nevada Articles and Nevada Bylaws, will become stockholders of TNX, and their rights as stockholders will then be governed by Delaware law and the Delaware Certificate and Delaware Bylaws.

Although the corporate statutes of Nevada and Delaware are similar, certain differences exist. The most significant differences, in the judgment of the management of SZM, are summarized below. This summary is not intended to be complete, and stockholders should refer to the Nevada General Corporation Law and the Delaware General Corporation Law to understand how these laws apply to SZM and TNX.

Special Meetings of Stockholders. Nevada law provides that, unless otherwise set forth in the articles of incorporation or bylaws, the Board of Directors, any two directors or the President may call a special meeting of stockholders. The Nevada Bylaws provide that special meetings may be called by the President, the Board of Directors or the Chairperson of the Board, and must be called by the President at the written request of holders of at least 10% of the outstanding shares of stock. Delaware law permits special meetings of stockholders to be called by the Board of Directors or by any other person authorized in the certificate of incorporation or bylaws to call a special meeting. The Delaware Bylaws provide that the Board of Directors or the Chairman of the Board may call a special meeting of the stockholders, but do not provide that the stockholders may act to call a special meeting.

Actions by Written Consent of Stockholders. Nevada law and Delaware law each provide that, unless the articles/certificate of incorporation provide otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consents to the action in writing. In addition, Delaware law requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. The Nevada Articles do not allow stockholder action by written consent but the Delaware Articles do not limit stockholder action by written consent.

Removal of Directors. Under Nevada law, directors of a corporation may be removed from office by the holders of not less than two-thirds of the voting power of the corporation's issued and outstanding stock. Nevada law does not distinguish between removal of directors with and without cause. Under Delaware law and the Delaware Bylaws, directors of a corporation may be removed from office, with or without cause, by the holders of a majority of shares then entitled to vote at an election of directors.

Vacancies in Directors. Under Delaware law, subject to the rights, if any, of any series of preferred stock to elect directors and to fill vacancies on the Board of Directors, vacancies on the Board of Directors may be filled by the vote of a majority of the remaining directors then in office, even if less than a quorum. Similarly, Nevada law provides that vacancies may be filled by the remaining directors. The Nevada Bylaws and the Delaware Bylaws also both provide that vacancies on the Board of Directors may be filled by vote of the stockholders. The reincorporation will not alter stockholders' rights with respect to filling director vacancies.

Cumulative Voting. Cumulative voting for directors entitles stockholders to cast a number of votes that is equal to the number of voting shares held multiplied by the number of directors to be elected. Stockholders may cast all such votes either for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not otherwise be able to elect any directors.

Nevada law permits cumulative voting in the election of directors, if the articles of incorporation provide for cumulative voting and certain procedures for the exercise of cumulative voting are followed. Delaware law also permits cumulative voting if provided for in the certificate of incorporation. The Nevada Articles and the Delaware Certificate both expressly deny the right of cumulative voting in the election of directors. Because neither SZM nor TNX utilizes cumulative voting, there will be no difference in stockholders' rights with respect to this issue.

Indemnification of Officers and Directors and Advancement of Expenses. Delaware and Nevada have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents. Delaware law and Nevada law differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. Delaware law provides that expenses incurred by an officer or director in defending any proceeding may be paid by the corporation in advance of the final disposition of the proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provides for mandatory advancement. The Delaware Certificate provides for such mandatory advancement. Under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must advance expenses prior to the final disposition of the proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. Thus, a Nevada corporation may have no discretion to decide whether or not to advance expenses to directors or officers. There will be no difference in stockholders' rights with respect to this issue because the Nevada Bylaws and the Delaware Certificate each provide for the mandatory advancement of expenses of directors and officers. In addition, the Board of Directors of TNX will be required to indemnify directors and officers. The Board of Directors of TNX will retain the discretionary authority to authorize the indemnification of employees and agents, subject to certain conditions under Delaware law.

Limitation on Personal Liability of Directors. A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. The Delaware Certificate will limit the liability of directors to TNX to the fullest extent permitted by Delaware law.

While Nevada law has a similar provision permitting the adoption of provisions in the articles of incorporation limiting personal liability, the Nevada provision differs in two respects. First, the Nevada provision applies to both directors and officers. Second, while the Delaware provision does not allow limitation of liability for a breach of the duty of loyalty, the Nevada counterpart does not contain this exception. Thus, the Nevada provision expressly permits a corporation to limit the liability of officers, as well as directors, and permits limitation of liability arising from a breach of the duty of loyalty. The Nevada Articles limit the personal liability to SZM of directors and officers.

Dividends. Delaware law is more restrictive than Nevada law with respect to when dividends may be paid. Under Delaware law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, Delaware law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

Nevada law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders.

Restrictions on Business Combinations. Both Delaware law and Nevada law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under Delaware law, a corporation which is listed on a national securities exchange, included for quotation on the Nasdaq Stock Market or held of record by more than 2,000 stockholders, is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time such stockholder became an interested stockholder, unless:

      o the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the Board of Directors of the corporation before the person becomes an interested stockholder;

      o the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock plans); or

      o on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation's Board of Directors and by the holders of at least 66 2/3% of the corporation's outstanding voting stock at an annual or special meeting (and not by written consent), excluding shares owned by the interested stockholder.

Delaware law defines "interested stockholder" generally as a person who owns 15% or more of the outstanding shares of a corporation's voting stock.

Nevada law regulates business combinations more stringently. First, an "interested stockholder" is defined as a beneficial owner (directly or indirectly) of 10% or more of the voting power of the outstanding shares of the corporation. Second, the three-year moratorium can be lifted only by advance approval by a corporation's Board of Directors. Finally, after the three-year period, a combination with an "interested stockholder" remains prohibited unless:


      o     the combination is approved by the Board of Directors;

      o the combination is approved majority of the outstanding voting power not beneficially owned by the interested stockholder; or

      o the interested stockholder satisfies certain fair value requirements.

Both Delaware and Nevada corporations may opt-out of the statute with appropriate provisions in its certificate/articles of incorporation. SZM has not opted out of the applicable statutes in the Nevada Articles and TNX has opted out of the applicable statutes in the Delaware Certificate.

Appraisal and Dissenters' Rights. Under both Delaware law and Nevada law, a stockholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal or dissenters' rights under which such stockholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction.

Under Delaware law, appraisal rights are not available:

      o with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation;

      o with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if the stockholders receive only shares of the surviving corporation or shares of any other corporation which are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares; or

      o to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger.

Nevada law provides that dissenters' rights are not available with respect to a merger or exchange by a corporation the shares of which are listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders unless the articles of incorporation of the corporation issuing the shares provides otherwise or the holders of the class or series are required under the plan of merger or exchange to accept for the shares anything other than cash or owner's interests of the surviving entity or any other entity which was either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders.

Amendment to Certificate/Articles of Incorporation and Bylaws. In general, both Delaware law and Nevada law require the approval of the holders of a majority of all outstanding shares entitled to vote to approve proposed amendments to a corporation's certificate/articles of incorporation. Both Delaware law and Nevada law also provide that in addition to the vote above, the vote of a majority of the outstanding shares of a class of stock may be required to amend the certificate/articles of incorporation. Neither state requires stockholder approval for the Board of Directors of a corporation to fix the rights, powers and preferences of a class of stock, if the corporation's organizational documents grant such power to its Board of Directors. Both the Nevada Articles and Delaware Certificate grant this power to their respective Boards of Directors with respect to the preferred stock of SZM and TNX. The Nevada Bylaws provide that they may be amended by majority vote of the Board of Directors or by the vote of at least 51% of the capital stock of SZM. The Delaware Bylaws provide that they may be amended by the vote of 66 2/3% of the total number of members of the Board of Directors or 66 2/3% of the outstanding shares of Delaware Common Stock.

Stockholder Vote for Mergers and Other Corporation Reorganizations. In general, both Delaware law and Nevada law require authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the Board of Directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if:


      o the merger agreement does not amend the existing certificate of incorporation;

      o each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and

      o either none or a limited number of shares of common stock of the surviving corporation are issued under the plan of merger.

Nevada law does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances.

DEFENSES AGAINST HOSTILE TAKEOVERS.

Introduction. While the following discussion summarizes the reasons for, and the operation and effects of, certain provisions of the Delaware Certificate and the Delaware Bylaws which management has identified as potentially having an anti-takeover effect, it is not intended to be a complete description of all potential anti-takeover effects, and it is qualified in its entirety by reference to the Delaware Certificate and the Delaware Bylaws.

In general, the anti-takeover provisions of the Delaware Certificate are designed to minimize susceptibility to sudden acquisitions of control which have not been negotiated with and approved by the TNX Board of Directors. As a result, these provisions may tend to make it more difficult to remove the incumbent members of the Board of Directors. The provisions would not prohibit an acquisition of control of TNX or a tender offer for all of TNX's capital stock. However, the provisions are designed to discourage any tender offer or other attempt to gain control of TNX in a transaction that is not approved by the Board of Directors, by making it more difficult for a person or group to obtain control of TNX in a short time and then impose its will on the remaining stockholders. However, to the extent these provisions successfully discourage the acquisition of control of TNX or tender offers for all or part of TNX's capital stock without approval of the Board of Directors, they may have the effect of preventing an acquisition or tender offer which might be viewed by stockholders to be in their best interests.

Tender offers or other non-open market acquisitions of stock are usually made at prices above the prevailing market price of a company's stock. In addition, acquisitions of stock by persons attempting to acquire control through market purchases may cause the market price of the stock to reach levels which are higher than would otherwise be the case. Anti-takeover provisions may discourage such purchases, particularly those of less than all of the TNX stock, and may thereby deprive stockholders of an opportunity to sell their stock at a temporarily inflated price. These provisions may therefore decrease the likelihood that a tender offer will be made, and, if made, will be successful. As a result, the provisions may adversely affect those stockholders who would desire to participate in a tender offer. These provisions may also serve to insulate incumbent management from change and to discourage not only sudden or hostile takeover attempts, but any attempts to acquire control which are not approved by the Board of Directors, whether or not stockholders deem such transactions to be in their best interests.

Authorized Shares of Capital Stock. The Delaware Certificate authorizes the issuance of up to 10,000,000 shares of "blank check" Preferred Stock. Shares of this Preferred Stock with voting rights could be issued and would then represent an additional class of stock required to approve any proposed acquisition. This Preferred Stock, together with authorized but unissued shares of Common Stock (the Certificate of Incorporation authorizes the issuance of up to 100,000,000 shares), could represent additional capital stock required to be purchased by an acquirer. Issuance of such additional shares may dilute the voting interest of TNX's stockholders. If the Board of Directors of TNX issues an additional class of voting preferred stock to a person opposed to a proposed acquisition, such person might solely be able to prevent the acquisition.

Stockholder Meetings. The Delaware Bylaws provide that the date and time of each annual meeting of stockholders will be determined by the Board of Directors, and special meetings of stockholders may be called only upon a resolution of the Board of Directors or by the Chairman of the Board. Although TNX believes that these provisions will discourage stockholder attempts to disrupt the business of TNX between annual meetings, they could also have the effect of deterring hostile takeovers by making it more difficult for a person to obtain immediate control of TNX by gathering the stockholders to elect new directors or discuss a change in control or other matters.

No Cumulative Voting. Under Delaware law, there is no cumulative voting by stockholders for the election of the directors. The absence of cumulative voting rights effectively means that the holders of a majority of the stock voted at a stockholder meeting may, if they so choose, elect all directors of TNX, thus precluding a small group of stockholders from controlling the election of one or more representatives to the Board of Directors.

Restriction of Maximum Number of Directors and Filling Vacancies on the Board of Directors. Delaware law requires that the Board of Directors of a corporation consist of one or more members and that the number of directors be set by the corporation's bylaws, unless it is set by the corporation's certificate of incorporation. The Delaware Certificate provides that there shall initially be five directors. The Delaware Bylaws provide that the number of directors will be determined from time to time by the Board of Directors, but the number of directors may not be less than one or more than nine. The power to determine the number of directors within these numerical limitations and the power to fill vacancies, whether occurring by reason of an increase in the number of directors or by resignation or removal, is vested in the Board of Directors. The overall effect of such provisions may be to prevent a person or entity from quickly acquiring control of TNX, for example, through an increase in the number of the directors and election of nominees to fill the newly created vacancies, and thus makes it more likely that existing management will continue in office.


Stockholder Vote Required to Approve Business Combinations with Related Persons. Under Delaware law, business combinations generally, including mergers, consolidations and sales of substantially all of the assets must, subject to certain exceptions, be approved by the vote of the holders of a majority of the outstanding voting stock. One exception under Delaware law to the majority approval requirement applies to business combinations involving stockholders owning 15% or more of the outstanding voting stock of a corporation for fewer than three years. In order to obtain stockholder approval of a business combination with such a related person, the holders of two-thirds of the outstanding voting stock, excluding the stock owned by the 15% stockholder, must approve the transaction. Alternatively, the 15% stockholder must satisfy other requirements under Delaware law relating to (i) acquiring at least 85% of the voting stock in the transaction which resulted in such person's becoming a 15% stockholder, or (ii) approval of the Board of Directors of such person's acquisition of the stock prior to becoming a 15% stockholder. The supermajority stockholder vote requirements under Delaware law may have the effect of foreclosing mergers and other business combinations which the holders of a majority of the stock deem desirable and place the power to prevent such a transaction in the hands of a minority of the stockholders.

OFFICERS AND DIRECTORS.

After the Effective Time, the present executive officers and directors of SZM will continue to be the executive officers and directors of TNX. This will result in the following persons serving in the following capacities until the first annual meeting and until their respective successors are elected and qualified:

NAME                   POSITION
----                   --------
Irwin L. Gross         Director, President, Chief Executive Officer and Chairman

Stephen J. Ollier      Director, Managing Director of TNCI UK Ltd.

Nicholas Rogerson      Director

S. Lance Silver        Director

Howard Silverstone     Director

David N. Shevrin       Secretary and Chief Financial Officer


RIGHTS OF DISSENTING STOCKHOLDERS

Any Company stockholder is entitled to be paid the fair value of its shares in accordance with Section 92A.300 to 92A.500 of the Nevada Revised Statutes (the "NRS") if the stockholder dissents to the Merger. A brief summary of the provisions of NRS Sections 92A.300 to 92A.500 is set forth below and the complete text of such provisions is set forth in Exhibit D.

Because the merger will be approved by the required vote of the Company's stockholders effective twenty days from the mailing of this Information Statement, each holder of shares of the Nevada Common Stock who asserts dissenters' rights and who follows the procedures set forth in Chapter 92A of NRS, will be entitled to have his or her shares of the Nevada Common Stock purchased by SZM for cash at their fair market value. The fair market value of shares of the Nevada Common Stock will be determined as of the day before the first announcement of the terms of the merger, excluding any appreciation or depreciation in consequence of the merger.

A holder who wishes to exercise dissenters' rights must:

         1. deliver to the Company written demand for payment of fair value for his shares of the Nevada Common Stock (see Form of "Dissenter's Demand for Payment" attached hereto as Exhibit E);

         2. have acquired beneficial ownership of the shares prior to December 19, 2003, the date that the merger was first announced publicly; and

         3. deposit his or her stock certificates with the Company at 1811 Chestnut Street, Suite 120, Philadelphia, Pennslyvania 19103, Attention:
Corporate Secretary.

The written demand must be received by the Company, ON OR BEFORE 10:00 A.M. EASTERN STANDARD TIME ON March 15, 2004. Any stockholder who does not follow the foregoing is not entitled to payment for his or her shares under the NRS.

Within 30 days after receipt of a demand for payment, SZM shall pay each dissenter who complied with the requirements set forth in the dissenter's notice the amount it estimates to be the fair value of the stockholder's shares, plus accrued interest (computed from the effective date of the action until the date of payment). Payment must be accompanied by the Company's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any, along with a statement of the Company's estimate of the fair value of the shares, an explanation how the interest was calculated, a statement of the dissenter's rights to demand payment under NRS Section 92A.480 and a copy of NRS Sections 92A.300 through 92A.500.

Pursuant to NRS Section 92A.470, the Company may withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set in the dissenter's notice. If the Company withholds payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The offer shall contain a statement of its estimate of the fair value, an explanation of how the interest was calculated, and a statement of dissenters' rights pursuant to NRS Section 92A.480.

A dissenter may notify the Company in writing of his estimate of the fair value of the shares and the amount of interest due and demand payment of his estimate, less any payment made pursuant to NRS Section 92A.460, or reject the offer made pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due. A dissenter waives his right to demand payment unless he makes his demand in writing within 30 days after the Company has made or offered payment for his shares.

If any demand for payment remains unsettled, the Company shall commence a proceeding within 60 days of the dissenter's demand with the district court in the County of Clark, State of Nevada (location of registered office), petitioning the court to determine the fair value of the shares and accrued interest. All dissenters whose demands remain unsettled, whether or not residents of Nevada, shall be made parties to the court action and shall be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law. If the Company does not so petition the court within this 60-day period, it shall pay all unsettled demands. Each dissenter who is party to the proceeding is entitled to a judgment:

      o for the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the Company; or

      o for the fair value, plus accrued interest, of his after-acquired shares for which the Company elected to withhold payment pursuant to NRS Section 92A.470. The court shall assess costs pursuant to NRS
            Section 92A.500.

The foregoing summary does not purport to provide comprehensive statements of the procedures to be followed by a dissenting stockholder who seeks payment of the fair value of his shares of the Nevada Common Stock. The NRS establishes the procedures to be followed and failure to do so may result in the loss of all dissenters' rights. Accordingly, each stockholder who might desire to exercise dissenters' rights should carefully consider and comply with the provisions of these sections, the full text of which is set out in Exhibit D to this Information Statement and consult his or her legal advisor.

THE COMPANY HAS RESERVED THE RIGHT TO ABANDON THE MERGER IF IT DECIDES THAT THE NUMBER OF STOCKHOLDERS EXERCISING DISSENTERS' RIGHTS EXCEEDS AN AMOUNT IT DEEMS ACCEPTABLE IN ITS SOLE AND ABSOLUTE DISCRETION.

Communications with respect to dissenters' rights should be addressed to the Company at 1811 Chestnut Street, Suite 120, Philadelphia, Pennsylvania 19103, attention: Corporate Secretary.

Upon filing a demand for payment a dissenting stockholder will cease to have any of the rights of a stockholder except the right to be paid the fair value of his Common Stock pursuant to the NRS. Stockholders holding shares not represented by certificates will not be permitted to transfer their shares after a demand for payment is filed. If a stockholder loses his dissenters' rights, either by withdrawal of his demand, abandonment of the Merger by the Company or otherwise, he will not have the right to receive a cash payment for his Common Stock and will be reinstated to all of his rights as a stockholder as they existed at the time of the filing of his demand.

THE PROVISIONS OF NRS SECTIONS 92A.300 TO 92A.500 ARE TECHNICAL AND COMPLEX. ANY STOCKHOLDER WHO DESIRES TO EXERCISE RIGHTS TO DISSENT SHOULD CONSULT LEGAL COUNSEL, BECAUSE FAILURE TO COMPLY STRICTLY WITH SUCH PROVISIONS MAY LEAD TO A LOSS OF DISSENTERS' RIGHTS.

FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION.

Counsel for the Company has advised us that for federal income tax purposes:

      o no gain or loss will be recognized by SZM, TNX or the stockholders of SZM who receive Delaware Common Stock in exchange for their Nevada Common Stock in connection with the reincorporation;

      o the aggregate adjusted tax basis of Delaware Common Stock received by a stockholder of SZM as a result of the reincorporation will be the same as the stockholder's aggregate adjusted tax basis in the shares of Nevada Common Stock converted into such Delaware Common Stock; and

      o a stockholder who receives Delaware Common Stock pursuant to the reincorporation will include in his holding the holding period of his Nevada Common Stock.

State, local or foreign income tax consequences to stockholders may vary from the federal income tax consequences described above. YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR AS TO THE CONSEQUENCES OF THE REINCORPORATION UNDER ALL APPLICABLE TAX LAWS.

     THE COMPANY'S 2004 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK OPTION PLAN

The following is a summary of the Company's 2004 Employee, Director and Consultant Stock Option Plan. You should carefully read the entire Information Statement, as well as its exhibits (including the Company's 2004 Employee, Director and Consultant Stock Option Plan) and the documents incorporated by reference in this Information Statement.

SHARES AVAILABLE FOR      5,000,000 of the Company's Common Stock are reserved and
ISSUANCE                  available for the grant of options ("Options") under the Option Plan

ELIGIBLE PARTICIPANTS     Current and future employees (including officers), non employee directors and consultants of the Company and its affiliates are eligible to participate in and receive a grant or grants of Options under the
                          Option Plan. Individuals to whom the Company or a subsidiary has offered employment may also be granted
                          Options, but such individuals may not receive any exercise right relating to any Options until he or she has commenced employment or begun the provision of services.

ADMINISTRATION            Subject to the terms and conditions of the Option Plan, the Company's Board of Directors has the
                          authority to designate which eligible individuals will receive Options, to determine the type and number of Options to be granted, to decide the number of shares subject to the Option, to specify the time or times at which Options will be granted, exercisable or settled, and to provide any other terms and conditions or restrictions of such Options. Under the Option Plan, the Company's Board of
                          Directors may delegate its authority to administer to Option Plan to a committee of the Board of
                          Directors, in which case such committee shall administer the Stock Option Plan.

NON QUALIFIED AND
INCENTIVE STOCK OPTION    The Options granted under the Option Plan may be either designated as non-qualified stock options
                          ("Non-Qualified Stock Options") or incentive stock options ("Incentive Stock Options"), which are intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the
                          "Code") such that a participant can receive potentially favorable tax treatment.  The Board of
                          Directors has discretion to determine the terms and conditions of each Option granted under the Option
                          Plan, including the grant date, option price, the term of each Option, exercise conditions and restrictions, conditions of forfeitures, and any other terms, conditions and restrictions consistent with the terms of the Option Plan, all of which will be evidenced in an individual Option agreement between the participant and the Company. Generally, the terms of an Option will provide for post-employment exercise for specified period of time, determined by the Board of Directors. If not otherwise specified by the Board of Directors, the Option Plan provides that vested Options will become immediately exercisable and remain exercisable for one year (or the remainder of their term, if shorter) upon a participant's termination due to death, disability or retirement.

                          Certain limitations apply to Incentive Stock Options. These limitations include a maximum term of ten years (5 years for 10% owners of the Company, as determined under the Code), a minimum exercise price of fair market value of a share as of the date of grant (110% of the fair market value of a share for 10%
                          owners), and restrictions on transferability of the Incentive Stock Option.

                          Payment for shares purchased pursuant to an Option under the Option Plan may be made in cash or (with the consent of the Board of Directors) shares through broker-assisted cashless exercise procedures.

                          Generally, Options granted under the Option Plan may not be transferred, pledged, disposed, or otherwise encumbered except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant's death. However, where not prohibited by the Code or other applicable law, the
                          Board of Directors may permit transfers of Options upon certain conditions.

                          In addition, any shares issuable pursuant to Options granted under the Option Plan to a participant may be offset (or reduced) by any amount the participant may owe to the Company.

AMENDMENT AND
TERMINATION OF THE PLAN   The Board of Directors may amend, suspend or terminate the Option Plan, without stockholder approval unless stockholder approval is required by law, regulation, or stock exchange rule. The Board of
                          Directors may, in its discretion, submit amendments to stockholders for approval, such as an amendment to increase the number of shares authorized for issuance pursuant to Options under the Option Plan.
                          Under amendment provisions of the Option Plan, stockholder approval will not necessarily be required for amendments that might increase the cost of the Plan or broaden eligibility. Unless terminated earlier, the Option Plan will terminate at such time that all shares subject to Options have been issued or purchased, or ten years from the date of adoption by the Board of Directors. Because future Options under the Option Plan will be granted in the discretion of the type, number, recipients, and other terms of such Options cannot be determined at this time.

CHANGE OF CONTROL         Unless a participant's Option Agreement provides otherwise, under the Option Plan if the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the
                          Company's assets other than a transaction to merely change the state of incorporation (a "Corporate
                          Transaction"), the Board of Directors of any entity assuming the obligations of the Company, shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Common Stock then subject to such Options either the consideration payable with respect to the outstanding Common Stock in connection with the Corporate
                          Transaction or securities of any successor or acquiring entity; or (ii) provide that all Options must be exercised (either to the extent then exercisable or made fully exercisable pursuant to the underlying
                          Option agreement or the discretion of the Board of Directors), within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all
                          Options in exchange for a cash payment equal to the excess of the fair market value of the Common Stock underlying such Options (either to the extent then exercisable or made fully exercisable pursuant to the underlying Option agreement or the discretion of the Board of Directors), over the exercise price thereof.

FEDERAL INCOME TAX        The following generally describes the federal income tax implications associated with the Options
IMPLICATION               granted under the Option Plan.

                          There are three points in time when a participant and the Company could potentially incur federal income tax consequences: date of grant, upon exercise, and upon disposition. First, when an Option is granted to a participant, the participant does not recognize any income for federal income tax purposes on the date of grant. The Company similarly does not have any federal income tax consequences at the date of grant. Second, depending upon the type of Option, the exercise of an Option may or may not result in the recognition of income for federal income tax purposes. With respect to an Incentive Stock Option, a participant will not recognize any ordinary income upon the Option's exercise (except that the alternative minimum tax may apply). However, a participant will generally recognize ordinary income upon the exercise of a Non-Qualified Stock Option. In this case, the participant will recognize income equal to the difference between the Option price and the fair market value of shares purchased pursuant to the
                          Option on the date of exercise.

                          Incentive Stock Options are subject to certain holding requirements before a participant can dispose of the shares purchased pursuant to the exercise of the Option and receive capital gains treatment on any income realized from the exercise of the Option. Satisfaction of the holding periods determines the tax treatment of any income realized upon exercise. If a participant disposes of shares acquired upon exercise of an Incentive Stock Option before the end of the applicable holding periods, the participant must generally recognize ordinary income equal to the lesser of (i) the fair market value of the shares at the date of exercise of the Incentive Stock Option minus the exercise price or (ii) the amount realized upon the disposition of the shares minus the exercise price. Any excess of the fair market value on the date of such disposition over the fair market value on the date of exercise must be recognized as capital gains by the participant. If a participant disposes shares acquired upon the exercise of an Incentive Stock Option after the applicable holding periods have expired, such disposition generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant's tax "basis" in such shares (generally, in such case, the tax "basis" is the exercise price).

                          Generally, the Company will be entitled to a tax deduction in an amount equal to the amount recognized as ordinary income by the participant in connection with the exercise of Options. However, the Company is generally not entitled to a tax deduction relating to amounts that represent capital gains to a participant. Accordingly, if the participant satisfies the requisite holding period prior to disposition to receive the favorable tax treatment accorded Incentive Stock Options, the Company will not be entitled to any tax deduction with respect to an Incentive Stock Option. In the event the participant has a disqualifying disposition, the Company will be entitled to a tax deduction in an amount equal to the amount that the participant recognized as ordinary income.

                          Compensation that qualifies as "performance-based" compensation is excluded from the $1 million deductibility cap of Section 162(m) of the Code, and therefore remains fully deductible by the company that pays it. Under the Option Plan, Options granted with an exercise price that is at least equal to
                          100% of fair market value of the underlying shares at the date of grant will be intended to qualify as such "performance-based" compensation. A number of requirements must be met, however, in order for particular compensation to so qualify. Accordingly, there can be no assurance that such compensation under the Option Plan will be fully deductible under all circumstances.

         Option Grants In Last Fiscal Year

         The following table sets forth information concerning stock options granted to our executive officers and directors named in the summary compensation table for the fiscal year ending June 30, 2003:

                                      Number of Shares         Percentage of Total of
                                     Underlying Options     Options Granted to Employees     Exercise Price
         Name                              Granted               During Fiscal Year            Per Share        Expiration Date
         Irwin L. Gross                     None                     _________                   _________           _________

         David Shevrin                      None                     _________                   _________           _________

         Nicole Sherman                     None                     _________                   _________           _________

         Jeffrey Hoss                       None                     _________                   _________           _________

         Option Grants From June 30, 2003 to December 31, 2003

         The following table sets forth information concerning stock options granted to our executive officers and directors named in the summary compensation table for the period from July 1, 2003 to December 31, 2003:

                                      Number of Shares         Percentage of Total of
                                     Underlying Options     Options Granted to Employees     Exercise Price
         Name                              Granted               During Fiscal Year            Per Share        Expiration Date
         Irwin L. Gross                     None                     _________                   _________           _________

         David Shevrin                      None                     _________                   _________           _________

         Nicole Sherman                     None                     _________                   _________           _________

         Jeffrey Hoss                       None                     _________                   _________           _________


         Options Exercised In Last Fiscal Year And 2003 Fiscal Year-End Option Values

                                                                Number of Shares Underlying
                                   Shares                          Unexercised Options at        Value of Unexercised In-the-Money
                                Acquired on        Value              Fiscal Year-End                   Options at Fiscal Year-End
                  Name            Exercise       Realized      Exercisable  Unexercisable           Exercisable      Unexercisable
         Irwin L. Gross              0               0              0         __________               0                  0

         David Shevrin               0               0              0         __________               0                  0

         Nicole Sherman              0               0              0         _________                0                  0

         Jeffrey Hoss                0               0              0         _________                0                  0


         Options Exercised From July 1, 2003 to December 31, 2003 And Period End Option Values

                                                                Number of Shares Underlying
                                   Shares                          Unexercised Options at        Value of Unexercised In-the-Money
                                Acquired on        Value            December 31, 2003                Options at December 31, 2003
                  Name            Exercise       Realized      Exercisable  Unexercisable           Exercisable      Unexercisable
         Irwin L. Gross               0               0              0         __________                0                  0

         David Shevrin                0               0              0         __________                0                  0

         Nicole Sherman               0               0              0         _________                 0                  0

         Jeffrey Hoss                 0               0              0         _________                 0                  0

None of our directors or officers was granted or exercised an option during the fiscal year ended June 30, 2003.


                                  EXHIBIT INDEX


            A.    PLAN AND AGREEMENT OF MERGER

            B.    DELAWARE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

            C.    DELAWARE BYLAWS

            D.    SECTIONS 92A.300 - 92A.500 OF NEVADA REVISED STATUTES

            E.    DISSENTER'S DEMAND FOR PAYMENT

            F.    2004 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK OPTION PLAN

                                                                       EXHIBIT A

                          PLAN AND AGREEMENT OF MERGER

THIS PLAN AND AGREEMENT OF MERGER (this "Agreement"), dated as of February __, 2004, is made and entered into by and between TNX TELEVISION HOLDINGS, INC., a Delaware corporation ("TNX"); and SZM DISTRIBUTORS, INC., a Nevada corporation ("SZM").


                              W I T N E S S E T H:

WHEREAS, TNX is a corporation duly organized and existing under the laws of the State of Delaware;

WHEREAS, SZM is a corporation duly organized and existing under the laws of the State of Nevada; and

WHEREAS, the Board of Directors and stockholders of TNX and SZM have approved this Agreement under which SZM shall be merged with and into TNX with TNX being the surviving corporation (such merger being hereinafter referred to as the "Merger").

NOW, THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that SZM shall be merged with and into TNX on the terms and conditions hereinafter set forth.

                                    ARTICLE I
                                     MERGER

Effective at the time the Articles of Merger are accepted for filing in Nevada and the Certificate of Merger is accepted for filing in Delaware (the "Effective Time"), SZM shall be merged with and into TNX in accordance with the Delaware General Corporation Law ("DGCL") and the Nevada Revised Statutes ("NRS"), and the separate existence of SZM shall cease and TNX (hereinafter sometimes referred to as the "Surviving Corporation") shall continue to exist under the name of TNX Television Holdings, Inc. by virtue of, and shall be governed by, the laws of the State of Delaware. The address of the registered office of the Surviving Corporation in the State of Delaware will be 2711 Centerville Road, Suite 400, City of Wilmington 19808, County of New Castle. The name of the Corporation's registered agent at such address is Corporation Service Company.

                                   ARTICLE II
                          CERTIFICATE OF INCORPORATION
                          OF THE SURVIVING CORPORATION

The Certificate of Incorporation of the Surviving Corporation shall be the Certificate of Incorporation of TNX without change, as in effect immediately prior to the Effective Time, unless and until thereafter amended as provided by applicable law. A copy of the Certificate of Incorporation of TNX is attached hereto as Exhibit A.


                                   ARTICLE III
                       BYLAWS OF THE SURVIVING CORPORATION

The Bylaws of TNX shall be the Bylaws of the Surviving Corporation as in effect immediately prior to the Effective Time without change, unless and until amended or repealed in accordance with applicable law.

                                   ARTICLE IV
                            EFFECT OF MERGER ON STOCK
                           OF CONSTITUENT CORPORATIONS

4.01 At the Effective Time, each outstanding share of Nevada Common Stock, par value ($0.001) per share (the "Nevada Common Stock"), shall be converted into one (1) share of common stock, par value ($0.001) per share, of the Surviving Corporation (the "Delaware Common Stock").

4.02 At and after the Effective Time, each share of Nevada Common Stock shall be cancelled and retired and, by virtue of the Merger and without further action, shall cease to exist.

4.03 At and after the Effective Time, all documentation which prior to that time evidenced and represented Nevada Common Stock shall be deemed for all purposes to evidence ownership of and to represent those shares of Delaware Common Stock into which the Nevada Common Stock represented by such documentation has been converted as herein provided and shall be so registered on the books and records of TNX. The registered owner of any outstanding stock certificate evidencing Nevada Common Stock shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to TNX or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of Delaware Common Stock evidenced by such outstanding certificate as above provided.


                                    ARTICLE V
                         CORPORATE EXISTENCE, POWERS AND
                      LIABILITIES OF SURVIVING CORPORATION

5.01 On the Effective Time, the separate existence of SZM shall cease and SZM shall be merged with and into the Surviving Corporation in accordance with the provisions of this Agreement. Thereafter, the Surviving Corporation shall possess all of the rights, privileges, powers and franchises as well of a public as of a private nature, and shall be subject to all the restrictions, disabilities and duties of SZM; and all rights, privileges, powers and franchises of SZM, and all property, real, personal and mixed, and all debts due to each of them on whatever account, as well as stock subscriptions and all other things in action or belonging to SZM, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter effectually the property of the Surviving Corporation as they were of SZM, and the title to any real estate, whether by deed or otherwise, vested in SZM shall not revert or be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of SZM shall be preserved unimpaired, and all debts, liabilities and duties shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

5.02 SZM agrees that it will execute and deliver (or cause to be executed and delivered) all such deeds, assignments and other instruments, and will take or cause to be taken such further or other action as the Surviving Corporation may deem necessary or desirable in order to vest in and confirm to the Surviving Corporation title to and possession of all the property, rights, privileges, immunities, powers, purposes and franchises, and all and every other interest, of SZM and otherwise to carry out the intent and purposes of this Agreement.

                                   ARTICLE VI
                             OFFICERS AND DIRECTORS
                            OF SURVIVING CORPORATION

At the Effective Time, the officers and directors of SZM shall become the officers and directors of the Surviving Corporation, and such persons shall hold office in accordance with the Bylaws of the Surviving Corporation or until their respective successors shall have been appointed or elected and qualified.


                                   ARTICLE VII
                            APPROVAL BY STOCKHOLDERS;
                            AMENDMENT; EFFECTIVE TIME

7.01 This Agreement and the Merger contemplated hereby are subject to approval by the requisite vote of the stockholders of SZM in accordance with Nevada law. As promptly as practicable after approval of this Agreement by such stockholders in accordance with applicable law, duly authorized officers of TNX and SZM shall make and execute a Certificate of Merger and Articles of Merger or other applicable certificates or documentation effecting this Agreement and shall cause such document or documents to be filed with the Secretaries of State of Delaware and Nevada, respectively, in accordance with the applicable Delaware and Nevada law.

7.02 The respective Boards of Directors of TNX and SZM may amend this Agreement at any time prior to the Effective Time, provided that an amendment made subsequent to the approval of the Merger by the stockholders of SZM shall not
(1) alter or change the amount or kind of shares, securities, cash, property or rights to be received in exchange for or on conversion of all or any Nevada Common Stock; (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation; or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any Nevada Common Stock.


                                  ARTICLE VIII
                       PAYMENT OF FEES AND FRANCHISE TAXES

The Surviving Corporation shall be responsible for the payment of all fees and franchise taxes of SZM relating to or required to be paid in connection with the Merger.


                                   ARTICLE IX
                              TERMINATION OF MERGER

This Agreement may be terminated and the Merger abandoned at any time prior to the Effective Time, whether before or after stockholder approval of this Agreement, by the consent of the Board of Directors of TNX and the Board of Directors of SZM.




IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers, all as of the day and year first above written.


TNX TELEVISION HOLDINGS, INC.,                 SZM DISTRIBUTORS, INC.,
a Delaware corporation                           a Nevada corporation


By:                                            By:
    ---------------------------------              ---------------------------------
    Irwin L. Gross, President and CEO              Irwin L. Gross, President and CEO

                                                                       EXHIBIT B

                              AMEDNED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                          TNX TELEVISION HOLDINGS, INC.


                                    ARTICLE I
                               NAME OF CORPORATION

         The name of the corporation is TNX Television Holdings, Inc.(the "Corporation").

                                   ARTICLE II
                                REGISTERED OFFICE

         The address, including street, number, city, and county, of the registered office of the corporation in the State of Delaware is 2711 Centerville Road, Suite 400, City of Wilmington 19808, County of New Castle; and the name of the registered agent of the corporation in the State of Delaware at such address is Corporation Service Company.

                                   ARTICLE III
                                     PURPOSE

         The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the "GCL").

                                   ARTICLE IV
                                AUTHORIZED STOCK

         The total number of shares of all classes of stock which the Corporation shall have authority to issue shall be one hundred ten million (110,000,000) shares, of which one hundred (100,000,000) shares shall be common stock, having a par value of $.001 per share (the "Common Stock"), and ten million (10,000,000) shares shall be preferred stock, par value $.001 per share (the "Preferred Stock"). All of the shares of Common Stock shall be of one class.

         The shares of Preferred Stock shall be undesignated Preferred Stock and may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issuance and duly adopted by the Board of Directors of the Corporation, authority to do so being hereby expressly vested in the Corporation's Board of Directors. The Board of Directors is further authorized to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and to fix the number of shares of any series of Preferred Stock and the designation of any such series of Preferred Stock. The Board of Directors of the Corporation, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, may increase or decrease (but not below the number of shares in any such series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series.

         The authority of the Board of Directors of the Corporation with respect to each such class or series of Preferred Stock shall include, without limitation of the foregoing, the right to determine and fix:

         (i) the distinctive designation of such class or series and the number of shares to constitute such class or series;

         (ii) the rate at which dividends on the shares of such class or series shall be declared and paid or set aside for payment, whether dividends at the rate so determined shall be cumulative or accruing, and whether the shares of such class or series shall be entitled to any participating or other dividends in addition to dividends at the rate so determined, and if so, on what terms;

         (iii) the right or obligation, if any, of the Corporation to redeem shares of the particular class or series of Preferred Stock and, if redeemable, the price, terms and manner of such redemption;

         (iv) the special and relative rights and preferences, if any, and the amount or amounts per share, which the shares of such class or series of Preferred Stock shall be entitled to receive upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

         (v) the terms and conditions, if any, upon which shares of such class or series shall be convertible into, or exchangeable for, shares of capital stock of any other class or series, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;

         (vi) the obligation, if any, of the Corporation to retire, redeem or purchase shares of such class or series pursuant to a sinking fund or fund of a similar nature or otherwise, and the terms and conditions of such obligations;

         (vii) voting rights, if any, on the issuance of additional shares of such class or series or any shares of any other class or series of Preferred Stock;

         (viii) limitations, if any, on the issuance of additional shares of such class or series or any shares of any other class or series of Preferred Stock;

         (ix) such other preferences, powers, qualifications, special or relative rights and privileges thereof as the Board of Directors of the Corporation, acting in accordance with this Certificate of Incorporation, may deem advisable and are not inconsistent with the law and the provisions of this Certificate of Incorporation.


                                    ARTICLE V
                                  INCORPORATOR

         The incorporator of the Corporation is Salvatore Fichera, having a mailing address of 488 Madison Avenue, New York, New York 10022.


                                   ARTICLE VI
                               BOARD OF DIRECTORS

         A. (i) The Board of Directors of the Corporation shall initially consist of five (5) members and thereafter shall consist of the number of directors that, from time to time, shall be fixed by, or in the manner provided in the Bylaws of the Corporation. The names and addresses of the individuals who are to serve as the initial Board of Directors of the Corporation until the first annual meeting of the stockholders, or until their successors are duly elected and qualified are as follows:

       NAME                                                 ADDRESS
       ----                                                 -------
Irwin L. Gross                                              1811 Chestnut Street, Suite 120
                                                            Philadelphia, Pennsylvania 19103

Stephen J. Ollier                                           Pacific House Stanier Way
                                                            Wyvern Business Park
                                                            Derby, DE21 6BF England

Nicholas Rogerson                                           Pacific House Stanier Way
                                                            Wyvern Business Park
                                                            Derby, DE21 6BF England

S. Lance Silver                                             1811 Chestnut Street,
                                                            Suite 120
                                                            Philadelphia,
                                                            Pennsylvania 19103

Howard Silverstone                                          1811 Chestnut Street, Suite 120
                                                            Philadelphia, Pennsylvania 19103

     (ii) Elections of directors need not be done by written ballot unless the Bylaws of the Corporation shall otherwise provide.

     (iii) The right to accumulate votes in the election of directors, and/or cumulative voting by any stockholder is hereby expressly denied.

     B. The Board of Directors is expressly authorized to adopt, alter, amend or repeal the Bylaws of the Corporation. In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the GCL, this Certificate of Incorporation, and any Bylaws adopted by the stockholders.


                                   ARTICLE VII
                               DIRECTOR LIABILITY

         A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent that such exemption from liability thereof is not permitted under the GCL as currently in effect or as the same is hereafter amended. Any repeal or modification of this Article VII by the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

                                  ARTICLE VIII
                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

         A. Indemnification - General. The Corporation shall indemnify, to the fullest extent permitted by law, any person who was or is a party or is threatened to be made a party to or is involved in any manner (including as witness) in any threatened, pending or completed action, suit or proceeding, whether civil or criminal, administrative or investigative and whether formal or informal or external or internal to the Corporation (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of any other Corporation, partnership, joint venture, trust or other enterprise, including service with respect to any employee benefit plan, whether the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while holding the office of director or officer against expenses (including attorneys' fees), judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolocontendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful. Notwithstanding the foregoing, except as provided in the following paragraph, the Corporation shall indemnify any such person in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

         If a claim for indemnity under the preceeding paragraph is not paid in full by the Corporation within forty-five (45) days after a written claim has been received by the Corporation, the claimant may, at any time thereafter, bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense of any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the GCL for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel or stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the GCL, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel or stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

         B. Derivative Actions. The Corporation shall indemnify, to the fullest extent permitted by law, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason or the fact that he is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, provided that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

         C. Indemnification in Certain Cases. To the extent that a director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections A and B of this Article VII or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

         D. Procedure. Any indemnification under Sections A and B of this
Article VII (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because he has met the applicable standard of conduct set forth in such Sections A and B. Such determination may be made by any of the following: (i) the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable if a quorum of disinterested directors so directs, independent legal counsel in a written opinion, or (iii) the stockholders.

         E. Advances for Expenses. Expenses (including attorneys' fees) incurred by a director or officer of the Corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Corporation in advance of the disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall be ultimately determined that he is not entitled to be indemnified by the Corporation as authorized in this Article VII.

         F. Rights Not Exclusive. The right to indemnification provided by, or granted pursuant to, this Article VII (including the right to advancement of expenses) shall be a contract right of each director and officer of the Corporation. The indemnification and advancement of expenses provided by, or granted pursuant to, the other Sections of this Article VII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any law, Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

         G. Insurance. The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article VII.

         H. Construction. For the purposes of this Article VII, (i) references to "the Corporation" include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a director or officer, of such constituent corporation or is or was serving at the request of such constituent corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article VII with respect to the resulting or surviving corporation as he would if he had served the resulting or surviving corporation in the same capacity; (ii) references to "other enterprises" shall include employee benefits plans; (iii) references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; (iv) references to "serving at the request of the Corporation as an officer or director" shall include any service in an official capacity as a director or officer of the Corporation or in any other capacity while holding the office of director or officer of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries; and (v) a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation."

         I. Survival of Rights. The indemnification and advancement of expenses provided by, or granted pursuant to this Article VII shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

                                   ARTICLE IX
                            MEETINGS OF STOCKHOLDERS

         Meetings of stockholders of the Corporation may be held within or without the State of Delaware, as the by-laws of the Corporation may provide. The books of the Corporation may be kept (subject to any provisions of applicable statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors of the Corporation.

                                    ARTICLE X
                            COMPROMISE OR ARRANGEMENT

         Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or on the application of any receiver or receivers appointed for this Corporation under Section 291 of the GCL or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under Section 279 of the GCL, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders of this Corporation as the case may be, and also on this Corporation.

                                   ARTICLE XI
             AMENDMENT OF PROVISIONS OF CERTIFICATE OF INCORPORATION

         The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provisions contained in this Certificate of Incorporation, and other provisions authorized by the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

                                   ARTICLE XII
                         ELECTION REGARDING SECTION 203


         The Corporation expressly elects not to be governed by Section 203 of the GCL regarding business combinations with interested stockholders.

         IN WITNESS WHEREOF, the undersigned, being the sole incorporator hereinbefore named, hereby signs this certificate for the purpose of forming a corporation pursuant to the GCL this day of _________________, 2004.


                                          By:  /s/Salvatore Fichera
                                               ----------------------
                                               Salvatore Fichera

                                                                       EXHIBIT C

                                     BYLAWS
                                       OF
                          TNX TELEVISION HOLDINGS, INC.


                                    ARTICLE I
                                     OFFICES

1.01 Registered Office. The initial registered office of TNX Television Holdings, Inc. (the "Corporation") shall be located in the State of Delaware at 2711 Centerville Road, Suite 400, City of Wilmington 19808, County of New Castle. The location of the registered office of the Corporation may be changed from time to time to such other city and county within the State of Delaware as the Board of Directors may authorize.

1.02 Other Offices. The Corporation may also have offices at such other places, both within and without the State of Delaware, as the Board of Directors may from time to time determine or as the business of the Corporation may require.


                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

2.01 Time and Place of Meetings. All meetings of the stockholders for the election of directors shall be held at such time and place, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

2.02 Annual Meeting. An annual meeting of stockholders shall be held at 10:00 a.m. on such date each year as is determined by the Board of Directors, as stated in the notice of meeting, at which meeting the stockholders shall elect by a plurality vote the number of directors as provided for herein and shall transact such other business as may properly be brought before the meeting.

2.03 Special Meetings. Special meetings of the stockholders for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called at any time exclusively by the order of the Board of Directors or by the Chairman of the Board pursuant to a resolution adopted by a majority of the members of the Board of Directors or written notice by the Chairman of the Board. Such written resolution or written notice shall state the purpose or purposes for which such meeting shall be called. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

2.04 Notice of Annual or of Special Meeting; Adjournment. Written or printed notice stating the place, day and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered to each stockholder not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally or by mail, by or at the direction of the Chairman of the Board, the President or the Secretary to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the stockholder at his address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid. When a meeting is adjourned to another time or place, it shall not be necessary to give any notice of the adjourned meeting if the time and the place to which the meeting is adjourned is announced at the meeting at which the adjournment is taken. At the adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty (30) days, or, if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record on the new record date entitled to notice under this Section 2.04. Attendance by a stockholder without objection to the notice, whether in person or by proxy, at a stockholders' meeting shall constitute a waiver of notice of the meeting.

2.05 Business at Special Meeting. The business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice thereof.

2.06 Meetings by Means of Communications Equipment. Subject to the provisions requiring or permitting notice of meeting, unless otherwise restricted by the Certificate of Incorporation or these Bylaws, stockholders may participate in and hold any meeting of stockholders by means of telephone, video, electronic or Internet conference, or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in such meeting shall constitute presence in person at such meeting; provided, however, that participation by any person for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened shall not constitute presence in person.

2.07 Quorum of Stockholders. Except as otherwise provided by statute or the Certificate of Incorporation or these Bylaws, the holders of a majority of the shares entitled to vote represented (i) in person, (ii) by proxy executed in writing by the stockholder or by his duly authorized attorney-in-fact, or (iii) if authorized by the Board of Directors, by telephonic, video, electronic, Internet, or similar voting methods, shall constitute a quorum for the transaction of business at a meeting of stockholders. If, however, a quorum shall not be present or represented at any meeting of the stockholders, the stockholders so present or represented shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record on the new record date entitled to notice under Section 2.04.

2.08 Voting; Proxies. Except as otherwise provided in the Certificate of Incorporation, each stockholder entitled to vote at any meeting of the stockholders shall be entitled to one (1) vote for each share of stock which has the voting power in question held by him and registered in his name on the books of the Corporation on a date fixed pursuant to the provisions of Section 8.05 of these Bylaws as the record date for the determination of stockholders who shall be entitled to notice of and to vote at such meeting. Each stockholder having the right to vote shall be entitled to vote (i) in person, (ii) by proxy executed in writing by the stockholder or by his duly authorized attorney-in-fact, or (iii) if authorized by the Board of Directors, by telephonic, video, electronic, Internet, or similar voting methods. A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission, telefacsimile or otherwise). No proxy shall be voted or acted upon after three (3) years from its date, unless said proxy shall provide for a longer period. Each proxy shall be revocable unless expressly provided therein to be irrevocable and unless otherwise made irrevocable by law. At all meetings of the stockholders at which a quorum is present, all matters, except where other provision is made by law, the Certificate of Incorporation or these Bylaws, shall be decided by the vote of a majority of the votes cast by the stockholders present in person or by proxy and entitled to vote thereat, a quorum being present. Unless demanded by a stockholder of the Corporation present in person or by proxy at any meeting of the stockholders and entitled to vote thereat, or so directed by the chairman of the meeting, the vote thereat need not be by written ballot. Upon a demand of any such stockholder for a vote by written ballot on any question or at the direction of such chairman that a vote by written ballot be taken on any question, such vote shall be taken by written ballot. On a vote by written ballot, each ballot shall be signed by the stockholder voting, or by his proxy, if there be such proxy, and shall state the number of shares voted.

2.09 Voting List. It shall be the duty of the Secretary or other officer of the Corporation who shall have charge of its stock ledger, either directly or through another officer of the Corporation designated by him or through a transfer agent appointed by the Board of Directors, to prepare and make, not less than ten (10) days nor more than sixty (60) days before each annual or special meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of and number of shares held by each stockholder, which list, for a period of ten (10) days prior to such meeting, shall be kept on file at the registered office of the Corporation and shall be subject to inspection by any stockholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to inspection of any stockholder during the whole time of the meeting. The original stock transfer books shall be prima facie evidence as to the stockholders entitled to examine such list or transfer books or to vote at any such meeting of stockholders.


2.10 Inspectors of Votes. At each meeting of the stockholders, the chairman of such meeting may appoint two (2) Inspectors of Votes to act thereat, unless the Board of Directors shall have theretofore made such appointments. Each Inspector of Votes so appointed shall first subscribe an oath or affirmation faithfully to execute the duties of an Inspector of Votes at such meeting with strict impartiality and according to the best of his ability. Such Inspectors of Votes, if any, shall take charge of the ballots, if any, at such meeting and, after the balloting thereat on any question, shall count the ballots cast thereon and shall make a report in writing to the secretary of such meeting of the results thereof. An Inspector of Votes need not be a stockholder of the Corporation, and any officer of the Corporation may be an Inspector of Votes on any question other than a vote for or against his election to any position with the Corporation or on any other question in which he may be directly interested.

2.11 Action by Written Consent Without a Meeting. Any action to be taken at a meeting of the stockholders required or permitted by law, the Certificate of Incorporation or these Bylaws may be taken without a meeting and without notice if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Such consent shall have the same force and effect as if the votes had been cast at a duly noticed, called and convened annual or special meeting of such stockholders. Prompt notice of the taking of any corporate action without a meeting by less than unanimous consent shall be given to all stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice.


                                   ARTICLE III
                               BOARD OF DIRECTORS

3.01 Powers. The business and affairs of the Corporation shall be managed by its Board of Directors, which shall have and may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, the Certificate of Incorporation, or these Bylaws directed or required to be exercised or done by the stockholders.

3.02 Number of Directors. The number of directors which shall constitute the whole Board of Directors shall not be less than one (1) or more than twelve
(12). Within the limits above specified, the number of directors which shall constitute the whole Board of Directors shall be determined from time to time exclusively by the Board of Directors pursuant to a resolution adopted by at least a majority of the directors. Unless otherwise fixed by resolution of the Board of Directors, the number of directors shall be the number stated in the Certificate of Incorporation.

3.03 Election and Term. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors at any annual or special meeting of stockholders and each director elected shall hold office until the next succeeding annual meeting and until his successor is duly elected and qualified or until his earlier death, resignation or removal.

3.04 Vacancies. Subject to (i) the rights, if any, of the holders of any preferred stock series designated in accordance with the Certificate of Incorporation and the terms of any Certificate of Designation with respect to the election of additional directors and (ii) the minimum and maximum number of authorized directors, pursuant to the Certificate of Incorporation and these Bylaws, a vacancy occurring in the Board of Directors may be filled by plurality vote in an election at an annual or special meeting of the stockholders called for such purpose, or by the affirmative vote of a majority of the remaining directors, even though less than a quorum of the Board of Directors remains. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. No decrease in the number of authorized directors constituting the entire Board of Directors shall shorten the term of any incumbent director.

3.05 Resignation and Removal. Any director may resign at any time upon giving written notice to the Corporation. Subject to (i) the rights, if any, of the holders of any preferred stock series designated in accordance with the Certificate of Incorporation and the terms of any Certificate of Designation with respect to the election of additional directors and (ii) the minimum and maximum number of authorized directors, at any meeting of stockholders called expressly for the purpose of removing a director or directors, any director or the entire Board of Directors may be removed, with or without cause, by the affirmative vote of the holders of at least a majority of the shares then entitled to vote at an election of directors. If the entire Board is removed, then the stockholders shall elect at least one (1) director pursuant to the Certificate of Incorporation and these Bylaws.


3.06 Compensation of Directors. As specifically prescribed from time to time by resolution of the Board of Directors, the directors of the Corporation may be paid their expenses of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board or a stated salary in their capacity as directors. This provision shall not preclude any director from serving the Corporation in any other capacity and receiving compensation therefore. Members of special or standing committees may also be paid their expenses of attendance and fixed compensation for attending committee meetings.


                                   ARTICLE IV
                              MEETINGS OF THE BOARD

4.01 First Meeting. The first meeting of each newly elected Board of Directors shall be held at such time and place either within or without the State of Delaware on the day of the annual meeting of stockholders after the adjournment thereof, and no notice of such meeting shall be necessary to the newly elected directors in order to legally constitute a meeting, provided a quorum shall be present, or the meeting may be convened at such place and time as shall be fixed by the consent in writing of all the directors. In the event such meeting is not held immediately following the annual meeting of stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors, or as shall be specified in a written waiver signed by all of the directors.

4.02 Regular Meetings. Regular meetings of the Board of Directors may be held with or without notice at such time and at such place either within or without the State of Delaware as from time to time shall be prescribed by the consent in writing of all the Board of Directors.

4.03 Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board of Directors, by providing notice to each director, either personally or by telephone or by mail, telegraph, telex, cable, wireless, electronic mail or other form of recorded communication, not less than twenty-four (24) hours nor more than thirty (30) days before the date of the meeting. Special meetings shall be called by the Chairman of the Board in like manner and on like notice on the written request of at least two (2) directors. Notice of any such meeting need not be given to any director, however, if waived by him in writing or by telegraph, telex, cable, wireless, electronic mail or other form of recorded communication, or if he shall be present at such meeting.

4.04 Business at Regular or Special Meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

4.05 Meetings by Means of Communications Equipment. Subject to the provisions requiring or permitting notice of a meeting, unless otherwise restricted by the Certificate of Incorporation or these Bylaws, members of the Board of Directors or members of any committee designated by such Board of Directors may participate in and hold a meeting of such directors by means of telephone, video, electronic or Internet conference, or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in such meeting shall constitute presence in person at such meeting; provided, however, that participation by any person for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened shall not constitute presence in person.

4.06 Quorum of Directors; Act of Directors. At all meetings of the Board of Directors, a majority of the Board of Directors at the time in office shall constitute a quorum for the transaction of business, and the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors, unless a greater number is required by law or the Certificate of Incorporation. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

4.07 Interested Directors and Officers.

A. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers or have a financial interest shall be void or voidable solely for such reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because any such director's or officer's votes are counted for such purpose, if:

     (1) the material facts as to the director's or officer's relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

     (2) the material facts as to the director's or officer's relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

     (3) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved, or ratified by the Board of Directors, a committee thereof, or the stockholders.

B. Interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

4.08 Action by Written Consent Without a Meeting. Any action required or permitted by law, the Certificate of Incorporation or these Bylaws to be taken at a meeting of the Board of Directors or any committee thereof may be taken without a meeting and without notice if (i) all members of the Board of Directors or the committee, as the case may be, consent thereto in writing, setting forth the action so taken; (ii) such written consent is signed by all members of the Board of Directors or committee, as the case may be; and (iii) the consent is filed with the minutes of the Board of Directors or the committee, as the case may be. Such consent shall have the same force and effect as the unanimous vote of the directors at any such meeting, had one been held.


                                    ARTICLE V
                             COMMITTEES OF DIRECTORS

5.01 Executive Committee: How Constituted and Powers. The Board of Directors may in its discretion, by resolution passed by a majority of the whole Board of Directors, designate an Executive Committee consisting of one or more of the directors of the Corporation. Subject to the provisions of Section 141 of the General Corporation Law of the State of Delaware, the Certificate of Incorporation, or these Bylaws, the Executive Committee shall have and may exercise, when the Board of Directors is not in session, all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and shall have the power to authorize the seal of the Corporation to be affixed to all papers which may require it; but the Executive Committee shall not have the power to fill vacancies in the Board of Directors, the Executive Committee, or any other committee of directors or to elect or remove officers of the Corporation. The Executive Committee shall have the power and authority to authorize the issuance of capital stock and grant and authorize options and other rights with respect to such issuance. The Board of Directors shall have the power at any time, by resolution passed by a majority of the whole Board of Directors, to change the membership of the Executive Committee, to fill all vacancies in it, or to dissolve it, either with or without cause.

5.02 Executive Committee: Organization. The Chairman of the Executive Committee, to be selected by the Board of Directors, shall act as chairman at all meetings of the Executive Committee and the Secretary shall act as secretary thereof. In case of the absence from any meeting of the Executive Committee of the Chairman of the Executive Committee or the Secretary, the Executive Committee may appoint a chairman or secretary, as the case may be, of the meeting.

5.03 Executive Committee: Meetings. Regular meetings of the Executive Committee, of which no notice shall be necessary, may be held on such days and at such places, within or without the State of Delaware, as shall be fixed by resolution adopted by a majority of the Executive Committee and communicated in writing to all its members. Special meetings of the Executive Committee shall be held whenever called by the Chairman of the Executive Committee or a majority of the members of the Executive Committee then in office. Notice of each special meeting of the Executive Committee shall be given by mail, telegraph, telex, cable, wireless, electronic mail or other form of recorded communication or be delivered personally or by telephone to each member of the Executive Committee not less than twenty-four (24) hours nor more than thirty (30) days before the day on which such meeting is to be held. Notice of any such meeting need not be given to any member of the Executive Committee, however, if waived by him in writing or by telegraph, telex, cable, wireless, electronic mail or other form of recorded communication, or if he shall be present at such meeting; and any meeting of the Executive Committee shall be a legal meeting without any notice thereof having been given, if all the members of the Executive Committee shall be present thereat. Subject to the provisions of this Article V, the Executive Committee, by resolution adopted by a majority of the whole Executive Committee, shall fix its own rules of procedure.

5.04 Executive Committee: Quorum and Manner of Acting. A majority of the Executive Committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at a meeting thereof at which a quorum is present shall be the act of the Executive Committee.

5.05 Other Committees. The Board of Directors may, by resolution or resolutions passed by a majority of the whole Board of Directors, designate one or more other committees consisting of one or more directors of the Corporation, which, to the extent provided in said resolution or resolutions, shall have and may exercise, subject to the provisions of Section 141 of the General Corporation Law of the State of Delaware, the Certificate of Incorporation, and these Bylaws, the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and shall have the power to authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power to fill vacancies in the Board of Directors, the Executive Committee, or any other committee or in their respective membership, to elect or remove officers of the Corporation, or to authorize the issuance of shares of the capital stock of the Corporation, except that such a committee may, to the extent provided in said resolutions, grant and authorize options and other rights with respect to the common stock of the Corporation pursuant to and in accordance with any plan approved by the whole Board of Directors. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the whole Board of Directors. A majority of all the members of any such committee may determine its action and fix the time and place of its meetings and specify what notice thereof, if any, shall be given, unless the Board of Directors shall otherwise provide. The Board of Directors shall have power at any time, by resolution passed by a majority of the whole Board of Directors, to change the membership of any such committee, to fill vacancies in it, or to dissolve any such committee, either with or without cause.

5.06 Alternate Members of Committees. The Board of Directors may designate one or more directors as alternate members of the Executive Committee or any other committee, who may replace any absent or disqualified member at any meeting of the committee, or if none be so appointed, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

5.07 Minutes of Committees. Each committee shall keep regular minutes of its meetings and proceedings and report the same to the Board of Directors at the next meeting thereof.


                                   ARTICLE VI
                                    OFFICERS

Subject to certain limitations contained elsewhere in these Bylaws, the Board of Directors of the Corporation shall have those powers enumerated below with respect to the officers of the Corporation.

6.01 Officers. The officers of the Corporation shall consist of a President and a Secretary, and may also include a Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, one or more Vice Presidents, a Treasurer, a Controller, a Chairman of the Board and such other offices as may be necessary, including assistant officers. Any Vice President of the Corporation may, by the addition of a number or a word or words before or after the title "Vice President," be designated "Senior Executive," "Executive," "Senior," "First," "Second," or "Assistant" Vice President, and may be designated with respect to his function or position with the Corporation. Each officer of the Corporation shall be elected by the Board of Directors as provided in Section 6.02 of these Bylaws. Any two or more offices may be held by the same person. The executive officers of the Corporation shall be the President, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, one or more Vice Presidents designated by the Board of Directors, and the Chairman of the Board.

6.02 Election. At its first meeting after each annual meeting of stockholders, the Board of Directors shall elect a President and a Secretary, neither of whom need be a member of the Board. The Board also may elect one of its members as Chairman of the Board, and may elect such other officers as are provided in
Section 6.01. All officers shall hold their offices for such terms and shall exercise such powers and perform such duties as are described in these Bylaws or as shall be determined from time to time by the Board of Directors.

6.03 Salaries. The salaries of all officers of the Corporation shall be fixed by resolution of the Board of Directors in accordance with these Bylaws.

6.04 Term, Removal and Vacancies. Each officer of the Corporation shall hold office until such officer's successor is elected and qualified or until such officer's earlier death, resignation or removal. Subject to any employment agreement between any officer and the Corporation, any officer may resign at any time upon giving notice to the Corporation, and the Board of Directors may, at any time, remove any officer whenever in its judgment the best interests of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election as an officer shall not of itself create any contract right in the person so elected. Any vacancy occurring in any office of the Corporation as a result of such officer's death, resignation, removal or otherwise shall be filled by the Board of Directors.

6.05 The Chairman of the Board. The Chairman of the Board of Directors, if any, shall preside at all meetings of stockholders, the Board of Directors and the Executive Committee, and shall have such other authority and perform such other duties as are prescribed by law, these Bylaws and the Board of Directors. The Board of Directors may designate the Chairman of the Board as the Chief Executive Officer of the Corporation, in which case he or she shall have such authority and perform such duties as are prescribed by these Bylaws and the Board of Directors for the office of Chief Executive Officer.

6.06 The Vice-Chairman of the Board. The Vice-Chairman of the Board, if any, shall have such authority and perform such other duties as are prescribed by these Bylaws and by the Board of Directors. In the absence or inability of the Chairman of the Board and of the President to act, the Vice-Chairman of the Board shall preside at the meetings of the stockholders, the Board of Directors and the Executive Committee, and shall have and exercise all of the powers and duties of the Chairman of the Board. The Board of Directors may designate the Vice-Chairman of the Board as Chief Executive Officer of the Corporation, in which case he or she shall have such authority and perform such duties as are prescribed by these Bylaws and the Board of Directors for the office of Chief Executive Officer.

6.07 The President. The President of the Corporation shall have such authority and perform such duties as are prescribed by law, these Bylaws, the Board of Directors and the Chief Executive Officer (if the President is not the Chief Executive Officer). If there is no Chairman of the Board, or in his absence or inability to act as the Chairman of the Board, the President shall preside at all meetings of stockholders, the Board of Directors and the Executive Committee. Unless the Board of Directors designates the Chairman of the Board or the Vice-Chairman of the Board as Chief Executive Officer, the President shall be the Chief Executive Officer, in which case he or she shall have such authority and perform such duties as are prescribed by these Bylaws and the Board of Directors for the office of Chief Executive Officer.

6.08 The Chief Executive Officer. Unless the Board of Directors designates the Chairman of the Board or the Vice-Chairman of the Board as Chief Executive Officer, the President shall be the Chief Executive Officer of the Corporation. Subject to the supervision and direction of the Board of Directors, the Chief Executive Officer of the Corporation shall have general supervision of the business, property and affairs of the Corporation, including the power to appoint and discharge agents and employees, and all powers vested in him or her by law, the Board of Directors, and these Bylaws, or which usually and customarily attach or pertain to the office of President.

6.09 The Chief Operating Officer. The Chief Operating Officer of the Corporation, if any, shall be responsible for all of the Corporation's day-to-day administrative matters, and shall have all other powers vested in him or her by the Board of Directors or the President and these Bylaws.

6.10 The Chief Financial Officer. The Chief Financial Officer of the Corporation shall be responsible all of the Corporation's financial matters and internal and external financial reporting. The Chief Financial Officer shall supervise the Treasurer and Controller of the Corporation.

6.11 Vice Presidents. Unless otherwise determined by the Board of Directors, one of the Vice Presidents shall, in the absence or inability of the President to act, perform the duties and exercise the powers of the President. The respective Vice Presidents shall perform such other duties and have such other powers as the Board of Directors shall prescribe.

6.12 Secretary. The Secretary shall attend all meetings of the Board of Directors and of the stockholders, record all the proceedings of the meetings of the Board of Directors and of the stockholders in a book to be kept for that purpose, and shall perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings as may be prescribed by the Board of Directors or the President. The Secretary shall keep in safe custody the seal of the Corporation, and, when authorized by the Board of Directors, affix the same to any instrument requiring it, which shall be attested by his signature or, in his absence or inability to act, by the signature of an Assistant Secretary, or the Treasurer acting as Assistant Secretary.

6.13 Assistant Secretaries. Unless otherwise determined by the Board of Directors, one or more Assistant Secretaries shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary. The Assistant Secretaries shall perform such other duties and have such other powers as the Board of Directors, the President or the Secretary may from time to time prescribe.

6.14 Treasurer. The Treasurer shall have the custody of the corporate funds and securities, shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation, and shall deposit all monies and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors at its regular meetings, or at such other times as the Board of Directors so requires, an account of all his or her transactions as Treasurer, and of the financial condition of the Corporation. The Treasurer shall, in the absence or inability of the Secretary or any Assistant Secretary to act, perform the duties and exercise the powers of an Assistant Secretary. The Treasurer shall be under the supervision of the Chief Financial Officer.

6.15 Assistant Treasurers. Unless otherwise determined by the Board of Directors, the Assistant Treasurer shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer. The Assistant Treasurer shall perform such other duties and have such other powers as the Board of Directors, the President or the Treasurer may from time to time prescribe.

6.16 Controller. The Controller, if one is appointed, shall have supervision of the accounting practices of the Corporation and shall prescribe the duties and powers of any other accounting personnel of the Corporation. He shall cause to be maintained an adequate system of financial control through a program of budgets and interpretive reports. He shall initiate and enforce measures and procedures whereby the business of the Corporation shall be conducted with the maximum efficiency and economy. If required, he shall prepare a monthly report covering the operating results of the Corporation. The Controller shall be under the supervision of the Chief Financial Officer, if one is so designated, and he shall perform such other duties as may be prescribed by the Board of Directors, the President, or the Chief Financial Officer.

6.17 Assistant Controller. The Assistant Controller or Assistant Controllers shall assist the Controller, and in the absence of the Controller or in the event of his inability or refusal to act, the Assistant Controller (or, if there shall be more than one, the Assistant Controllers, in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their appointment) shall perform the duties and exercise the powers of the Controller and perform such other duties and have such other powers as the Board of Directors, the President, or the Controller may from time to time prescribe.

6.18 Officer's Bond. If required by the Board of Directors, any officer so required shall give the Corporation a bond (which shall be renewed as the Board of Directors may require) in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his or her office and for the restoration to the Corporation, in case of his or her death, resignation, retirement or removal from office, of any and all books, papers, vouchers, money and other property of whatever kind belonging to the Corporation which is in his or her possession or control.


                                   ARTICLE VII
                                 INDEMNIFICATION

7.01 Indemnification of Directors and Officers. The Corporation shall indemnify, to the fullest extent permitted by law and the Certificate of Incorporation, any person who was or is a party or is threatened to be made a party to or is involved in any manner (including as witness) in any threatened, pending or completed action, suit or proceeding, whether civil or criminal, administrative or investigative and whether formal or informal or external or internal to the Corporation by reason of the fact that he is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of any other Corporation, partnership, joint venture, trust or other enterprise, including service with respect to any employee benefit plan, whether the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while holding the office of director or officer against expenses (including attorneys' fees), judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

7.02 Indemnification of Others. The Corporation may, by resolution adopted by the Board of Directors, indemnify, to the fullest extent permitted by law and the Certificate of Incorporation, any person who was or is a party or is threatened to be made a party to or is involved in any manner (including as witness) in any threatened, pending or completed action, suit or proceeding, whether civil or criminal, administrative or investigative and whether formal or informal or external or internal to the Corporation by reason of the fact that he is or was an employee or agent of the Corporation, or is or was serving at the request of the Corporation as an employee or agent of any other Corporation, partnership, joint venture, trust or other enterprise, including service with respect to any employee benefit plan, against expenses (including attorneys' fees), judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

7.03 Rights Not Exclusive; Survival of Rights. The indemnification and advancement of expenses or provided by or granted pursuant to the Certificate of Incorporation and this Article VII shall not be deemed exclusive of any other rights to which any person seeking indemnification or advancement of expenses may be entitled under any law, bylaw, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent of the Corporation and shall inure to the benefit of the heirs, executors, and administrators of such a person. Any repeal or modification of these bylaws or relevant provisions of the Delaware General Corporation Law and other applicable law, if any, shall not affect any then existing rights of any person entitled to indemnification or advancement of expenses.

7.04 Insurance. Upon resolution passed by the Board of Directors, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article VII or under the Certificate of Incorporation.

7.05 Mergers. For purposes of this Article VII, references to "the Corporation" shall include all constituent corporations absorbed in a consolidation or merger, as well as the resulting or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such constituent corporation or is or was serving at the request of such constituent corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise shall stand in the same position under the provisions of this Article VII with respect to the resulting or surviving corporation as he would if he had served the resulting or surviving corporation in the same capacity.


                                  ARTICLE VIII
                             CERTIFICATES FOR SHARES

8.01 Certificates Representing Shares and Fractions Thereof. The shares and fractions thereof of the Corporation may be represented by certificates signed by the President or a Vice President and the Secretary or an Assistant Secretary of the Corporation, and may be sealed with the seal of the Corporation or a facsimile thereof. Such signatures may be facsimiles if the certificate is countersigned by a transfer agent, or registered by a registrar, other than the Corporation itself or an employee of the Corporation. In case any officer who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer at the date of its issue.

Each certificate representing shares and fractions thereof shall include upon the face thereof:

     i) the name of the Corporation,

     ii) that the Corporation is organized under the laws of the State of Delaware,

     iii) the name of the person, persons, entity or entities to whom issued,

     iv) the number of shares and fractions thereof represented, and

     v) the par or stated value of each share and fraction thereof,

and may include such other matters as the Board of Directors may from time to time direct, not inconsistent with law, the Certificate of Incorporation or these Bylaws.

8.02 Restriction on Transfer of Shares and Fractions Thereof. If any restriction on the transfer or registration of shares shall be imposed or agreed to by the Corporation, as permitted by law, the Certificate of Incorporation or these Bylaws, each certificate representing the shares so restricted (i) shall conspicuously set forth a full or summary statement of the restrictions on the face or back of the certificate; or (ii) if such restrictions exist pursuant to a specified document, shall conspicuously state on the face or back of the certificate that such a restriction exists pursuant to a specified document and that the Corporation will furnish to the record holder of the certificate without charge upon written request to the Corporation at its principal place of business or registered office a copy of the specified document, or if such document is one required or permitted to be and has been filed under applicable law, that such specified document is on file in the Office of the Secretary of State of Delaware and contains a full statement of such restriction.

8.03 Transfer of Shares and Fractions Thereof. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction upon its books.

8.04 Lost, Stolen or Destroyed Certificates. The Board of Directors may direct a new certificate or certificates to be issued to any stockholder of record in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed upon a sworn affidavit attesting to the facts and circumstances under which the certificate was lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors, in its discretion and as a condition precedent to the issuance thereof, may require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

8.05 Closing of Transfer Books and Fixing Record Date. For the purpose of determining stockholders (i) entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, (ii) entitled to receive payment of any dividend or other distribution, or (iii) for any other proper purpose, the Board of Directors may provide that the stock transfer books shall be closed for a stated period, in any event not to exceed sixty (60) days. If the stock transfer books shall be closed for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, such books shall be closed for at least ten (10) days immediately preceding such meeting. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of stockholders, such date in any case to be not more than sixty (60) days and, in case of a meeting of stockholders, not less than ten (10) days prior to the date on which the particular action requiring such determination of stockholders is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders, or stockholders entitled to receive payment of a dividend or other distribution, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend or distribution is adopted, as the case may be, shall be the record date for such determination of stockholders. When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this Section 8.05, such determination shall apply to any adjournment thereof, except where the determination has been made through the closing of stock transfer books and the stated period of closing has expired.

8.06 Registered Stockholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and other distributions and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.


                                   ARTICLE IX
                               GENERAL PROVISIONS

9.01 Dividends. Dividends upon the capital stock of the Corporation, if any, subject to the provisions of the Certificate of Incorporation, may be declared by the Board of Directors (but not any committee thereof) at any regular meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation.

9.02 Reserves. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, thinks proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board of Directors shall think conducive to the interest of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

9.03 Annual Statement. The Board of Directors shall present at each annual meeting, or in the notice of such meeting, a full and clear statement of the business and condition of the Corporation.

9.04 Checks. All checks or demands for money and promissory notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time prescribe.

9.05 Fiscal Year. The fiscal year of the Corporation shall be as set forth in a resolution of the Board of Directors.

9.06 Corporate Seal. The Corporation may use a corporate seal and, if so used, such seal shall be circular in form and contain the name of the Corporation. If so used, the corporate seal shall be affixed and attached by the Secretary or an Assistant Secretary upon such instruments or documents as may be deemed appropriate, but the presence or absence of such seal on any instrument or document shall not affect its character or validity or legal effect in any respect.

9.07 Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be kept on or in any computer recorded or electronic form, including, without limitation, computer records, disks, backup tapes, photographs, microphotographs or any other information storage device or media, provided that the records so kept can be converted into clearly legible form within a reasonable time. The Corporation shall convert to written record any documents or other records so kept upon the request of any person entitled to inspect the same.

9.08 Waiver of Notice. Whenever any notice is required to be given under the provisions of the Certificate of Incorporation or under the provisions of the General Corporation Law of the State of Delaware, waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Attendance of any person at a meeting for which any notice is required to be given under the provisions of these Bylaws, the Certificate of Incorporation or the General Corporation Law of the State of Delaware shall constitute a waiver of notice of such meeting except when the person attends for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

9.09 Certificate of Incorporation. As used in these Bylaws, "Certificate of Incorporation" shall include any Certificate of Designation of Preferred Stock which may be filed from time to time by the Corporation.

                                    ARTICLE X
                                   AMENDMENTS

The power to alter, amend, or repeal these Bylaws or adopt new Bylaws, subject to repeal or change by action of the stockholders, is vested in the Board of Directors. Thus, these Bylaws may be altered, amended, or repealed or new Bylaws adopted at any regular or special meeting of the Board of Directors by the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the total number of members of the Board of Directors, subject to repeal or change by the vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the Corporation's outstanding shares of common stock, provided that in the notice of such meeting of stockholders notice of such purpose shall be given. The Bylaws may contain any provision for the regulation and management of the affairs of the Corporation not inconsistent with law or the Certificate of Incorporation.

                                                                       EXHIBIT D

CHAPTER 92A
MERGERS AND EXCHANGES OF INTEREST

RIGHTS OF DISSENTING OWNERS

NRS   92A.300     Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

NRS   92A.305     "Beneficial stockholder" defined. "Beneficial stockholder"
                  means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

NRS   92A.310     "Corporate action" defined. "Corporate action" means the
                  action of a domestic corporation.

NRS   92A.315     "Dissenter" defined. "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.410 to 92A.480, inclusive.

NRS   92A.320     "Fair value" defined. "Fair value," with respect to a
                  dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

NRS   92A.325     "Stockholder" defined. "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.

NRS   92A.330     "Stockholder of record" defined. "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.

NRS   92A.335     "Subject corporation" defined. "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

NRS   92A.340     Computation of interest. Interest payable pursuant to NRS
                  92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

NRS   92A.350     Rights of dissenting partner of domestic limited partnership.
                  A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

NRS   92A.360     Rights of dissenting member of domestic limited-liability
                  company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

NRS   92A.370     Rights of dissenting member of domestic nonprofit corporation.

         1. Except as otherwise provided in subsection 2 and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

         2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

NRS   92A.380     Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

         1. Except as otherwise provided in NRS 92A.370 to 92A.390, a stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

                  (a) Consummation of a plan of merger to which the domestic corporation is a party:

                           (1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation and he is entitled to vote on the merger; or

                           (2) If the domestic corporation is a subsidiary and is merged with its parent under NRS 92A.180.

                  (b) Consummation of a plan of exchange to which the domestic corporation is a party as the corporation whose subject owner's interests will be acquired, if he is entitled to vote the plan.

                  (c) Any corporate action taken pursuant to a vote of the stockholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

         2. A stockholder who is entitled to dissent and obtain payment under NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

NRS   92A.390     Limitations on right of dissent: Stockholders of certain
                  classes or series; action of stockholders not required for plan of merger.

         1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

                  (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or

                  (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

                           (1) Cash, owner's interests and cash in lieu of fractional owner's interests of:

                                    (I)     The surviving or acquiring entity;
                                            or

                                    (II)    Any other entity which, at the
                                            effective date of the plan of merger
                                            or exchange, were either listed on a
                                            national securities exchange,
                                            included in the national market
                                            system by the National Association
                                            of Securities Dealers, Inc., or held
                                            of record by at least 2,000 holders
                                            of owner's interests of record; or

                           (2) A combination of cash and owner's interests of the kind described in sub-subparagraphs
                                    (I) and (II) of subparagraph (1) of
                                    paragraph (b).

         2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

NRS   92A.400     Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

         1. Stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

         2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:

                  (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and

                  (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.

NRS   92A.410     Notification of stockholders regarding right of dissent.

         1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

         2. If the corporate action creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.

NRS   92A.420     Prerequisites to demand for payment for shares.

         1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:

                  (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

                  (b) Must not vote his shares in favor of the proposed action.

         2. A stockholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter.

NRS   92A.430     Dissenter's notice: Delivery to stockholders entitled to
                  assert rights; contents.

         1. If a proposed corporate action creating dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.

         2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

                  (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

                  (b) Inform the holders of shares not represented by certificates to what extent the transfer of he shares will be restricted after the demand for payment is received;

                  (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;

                  (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

                  (e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

NRS   92A.440     Demand for payment and deposit of certificates; retention of rights of stockholder.

         1.       A stockholder to whom a dissenter's notice is sent must:

                  (a) Demand payment;

                  (b) Certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and

                  (c) Deposit his certificates, if any, in accordance with the terms of the notice.

         2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

         3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.

NRS   92A.450     Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.

         1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

         2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

NRS   92A.460     Payment for shares: General requirements.

         1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

                  (a) Of the county where the corporation's registered office is located; or

                  (b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

         2.       The payment must be accompanied by:

                  (a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;

                  (b) A statement of the subject corporation's estimate of the fair value of the shares;

                  (c)      An explanation of how the interest was calculated;

                  (d) A statement of the dissenter's rights to demand payment under NRS 92A.480; and

                  (e)      A copy of NRS 92A.300 to 92A.500, inclusive.

NRS   92A.470     Payment for shares: Shares acquired on or after date of
                  dissenter's notice.

         1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

         2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.

NRS   92A.480     Dissenter's estimate of fair value: Notification of subject corporation; demand for payment of estimate.

         1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

         2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

NRS   92A.490     Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

         1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

         2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

         3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

         4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

         5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

                  (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

                  (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

NRS   92A.500     Legal proceeding to determine fair value: Assessment of costs and fees.

         1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

         2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

                  (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

                  (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

         3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

         4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

         5. This section does not preclude any party in a proceeding commenced pursuant to NRS92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

                                                                       EXHIBIT E


                         DISSENTER'S DEMAND FOR PAYMENT

TO:   SZM Distributors, Inc.
      1811 Chestnut Street, Suite 120
      Philadelphia, Pennsylvania 19103
      Attn:  Corporate Secretary

THE UNDERSIGNED, being the beneficial owner of _____ shares of common stock of SZM Distributors, Inc. ("SZM"), hereby dissents to the merger of SZM into its Delaware subsidiary TNX Television Holdings, Inc. and hereby exercises dissenter's rights pursuant to Section 92A.300 to 92A.500 of the Nevada General Corporation Law. Demand is hereby made for fair market value of the shares described above. Enclosed herewith is Stock Certificate No. ____ representing beneficial ownership of _________ shares of common stock of SZM, to be deposited with SZM pursuant to the requirements of Nevada law.

The undersigned hereby certifies that he or she acquired beneficial ownership of these shares before December 12, 2003.


Dated:
        -------------------------               --------------------------------


                                                --------------------------------
                                                Print Name:

Attn: Corporate Secretary

                                                                       EXHIBIT F

                              SZM DISTRIBUTORS INC.
            2004 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK OPTION PLAN

1.    DEFINITIONS.

      Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this SZM Distributors Inc. 2004 Employee, Director and Consultant Stock Option Plan, have the following meanings:

            Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.

            Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

            Board of Directors means the Board of Directors of the Company.

            Code means the United States Internal Revenue Code of 1986, as amended.

            Committee means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

            Common Stock means shares of the Company's common stock, $0.001 par value per share.

            Company means SZM Distributors Inc., a Nevada corporation.

            Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

            Employee means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Options under the Plan.

            Fair Market Value of a Share of Common Stock means:

            (1) If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or last price of the Common Stock on the Composite Tape or other comparable reporting system for the trading day immediately preceding the applicable date;

            (2) If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded immediately preceding the applicable date; and

            (3) If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

            ISO means an option meant to qualify as an incentive stock option under Section 422 of the Code.

            Non-Qualified Option means an option which is not intended to qualify as an ISO.

            Option means an ISO or Non-Qualified Option granted under the Plan.

            Option Agreement means an agreement between the Company and a Participant delivered pursuant to the Plan, in such form as the Administrator shall approve.

            Participant means an Employee, director or consultant of the Company or an Affiliate to whom one or more Options are granted under the Plan. As used herein, "Participant" shall include "Participant's Survivors" where the context requires.

            Plan means this SZM Distributors Inc. 2004 Employee, Director and Consultant Stock Option Plan.

            Shares means shares of the Common Stock as to which Options have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued upon exercise of Options granted under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

            Survivor means a deceased Participant's legal representatives and/or any person or persons who acquired the Participant's rights to an Option by will or by the laws of descent and distribution.

2.    PURPOSES OF THE PLAN.

      The Plan is intended to encourage ownership of Shares by Employees and directors of and certain consultants to the Company in order to attract such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs and Non-Qualified Options.

3.    SHARES SUBJECT TO THE PLAN.

      The number of Shares which may be issued from time to time pursuant to this Plan shall be 5,000,000, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 16 of the Plan.

      If an Option ceases to be "outstanding", in whole or in part, the Shares which were subject to such Option shall be available for the granting of other Options under the Plan. Any Option shall be treated as "outstanding" until such Option is exercised in full, or terminates or expires under the provisions of the Plan, or by agreement of the parties to the pertinent Option Agreement.

4.    ADMINISTRATION OF THE PLAN.

      The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

      a. Interpret the provisions of the Plan or of any Option or Option Agreement and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

      b. Determine which employees of the Company or of an Affiliate shall be designated as Employees and which of the Employees, directors and consultants shall be granted Options;

      c. Specify the terms and conditions upon which an Option or Options may be granted; provided that in no event shall Options with respect to more than 10% of the Option Plan's Shares be granted to any Participant in any fiscal year;

      d. Determine the number of Shares for which an Option or Options shall be granted, provided, however, that in no event shall Options with respect to more than 10% of the Option Plan's Shares be granted to any Participant in any fiscal year; and

      e. Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax laws applicable to the Company or to Plan Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Options or Shares acquired upon exercise of Options.

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Option granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee.

5.    ELIGIBILITY FOR PARTICIPATION.

      The Administrator will, in its sole discretion, name the Participants in the Plan, provided, however, that each Participant must be an Employee, director or consultant of the Company or of an Affiliate at the time an Option is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of an Option to a person not then an employee, director or consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Option shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Option Agreement evidencing such Option. ISOs may be granted only to Employees. Non-Qualified Options may be granted to any Employee, director or consultant of the Company or an Affiliate. The granting of any Option to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Options.

6.    TERMS AND CONDITIONS OF OPTIONS.

      Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

      A. Non-Qualified Options: Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

            a. Option Price: Each Option Agreement shall state the option price (per share) of the Shares covered by each Option, which option price shall be determined by the Administrator but shall not be less than the par value of the Common Stock.

            b. Each Option Agreement shall state the number of Shares to which it pertains;

            c. Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events; and

            d. Exercise of any Option may be conditioned upon the Participant's execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

                  i. The Participant's or the Participant's Survivors' right to sell or transfer the Shares may be restricted; and

                  ii. The Participant or the Participant's Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

      B. ISOs: Each Option intended to be an ISO shall be issued only to an Employee and be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

            a. Minimum standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(A) above, except clause (a) thereunder.

            b. Option Price: Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in
Section 424(d) of the Code:

                  i. 10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Shares on the date of the grant of the Option; or

                  ii. More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each ISO shall not be less than 110% of the said Fair Market Value on the date of grant.

            c. Term of Option: For Participants who own:

                  i. 10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide; or

                  ii. More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.

            d. Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined at the time each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed $100,000.

7.    EXERCISE OF OPTIONS AND ISSUE OF SHARES.

      An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee, together with provision for payment of the full purchase price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the purchase price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Option and held for at least six months, or (c) at the discretion of the Administrator, by delivery of the grantee's personal note, for full, partial or no recourse, bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, with or without the pledge of such Shares as collateral, or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (e) at the discretion of the Administrator, by any combination of (a), (b), (c) and (d) above. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

      The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant's Survivors, as the case may be). In determining what constitutes "reasonably promptly," it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or "blue sky" laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be evidenced by an appropriate certificate or certificates for fully paid, non-assessable Shares.

      The Administrator shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Administrator shall not accelerate the exercise date of any installment of any Option granted to any Employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Paragraph 19) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6.B.d.

      The Administrator may, in its discretion, amend any term or condition of an outstanding Option provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Option was granted, or in the event of the death of the Participant, the Participant's Survivors, if the amendment is adverse to the Participant, and (iii) any such amendment of any ISO shall be made only after the Administrator determines whether such amendment would constitute a "modification" of any Option which is an ISO (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holder of such ISO.

8.    RIGHTS AS A SHAREHOLDER.

      No Participant to whom an Option has been granted shall have rights as a shareholder with respect to any Shares covered by such Option, except after due exercise of the Option and tender of the full purchase price for the Shares being purchased pursuant to such exercise and registration of the Shares in the Company's share register in the name of the Participant.

9.    ASSIGNABILITY AND TRANSFERABILITY OF OPTIONS.

      By its terms, an Option granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Option Agreement. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (i) above shall no longer qualify as an ISO. The designation of a beneficiary of an Option by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above, an Option shall be exercisable, during the Participant's lifetime, only by such Participant (or by his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Option or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon an Option, shall be null and void.

10. EFFECT OF TERMINATION OF SERVICE OTHER THAN "FOR CAUSE" OR DEATH OR DISABILITY.

      Except as otherwise provided in a Participant's Option Agreement, in the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

      a. A Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate (for any reason other than termination "for cause", Disability, or death for which events there are special rules in Paragraphs 11, 12, and 13, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant's Option Agreement.

      b. Except as provided in Subparagraph (c) below, or Paragraph 12 or 13, in no event may an Option intended to be an ISO, be exercised later than ninety
(90) days after the Participant's termination of employment.

      c. The provisions of this Paragraph, and not the provisions of Paragraph 12 or 13, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy, provided, however, in the case of a Participant's Disability or death within ninety (90) days after the termination of employment, director status or consultancy, the Participant or the Participant's Survivors may exercise the Option within one year after the date of the Participant's termination of service, but in no event after the date of expiration of the term of the Option.

      d. Notwithstanding anything herein to the contrary, if subsequent to a Participant's termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Board of Directors determines that, either prior or subsequent to the Participant's termination, the Participant engaged in conduct which would constitute "cause", then such Participant shall forthwith cease to have any right to exercise any Option.

      e. A Participant to whom an Option has been granted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant's employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

      f. Except as required by law or as set forth in a Participant's Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant's status within or among the Company and any Affiliates, so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

11.   EFFECT OF TERMINATION OF SERVICE "FOR CAUSE".

      Except as otherwise provided in a Participant's Option Agreement, the following rules apply if the Participant's service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated "for cause" prior to the time that all his or her outstanding Options have been exercised:

      a. All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated "for cause" will immediately be forfeited.

      b. For purposes of this Plan, "cause" shall include (and is not limited to) dishonesty with respect to the Company or any Affiliate, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company or any Affiliate, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of "cause" will be conclusive on the Participant and the Company.

      c. "Cause" is not limited to events which have occurred prior to a Participant's termination of service, nor is it necessary that the Administrator's finding of "cause" occur prior to termination. If the Administrator determines, subsequent to a Participant's termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant's termination the Participant engaged in conduct which would constitute "cause," then the right to exercise any Option is forfeited.

      d. Any definition in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of "cause" for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to that Participant.

12.   EFFECT OF TERMINATION OF SERVICE FOR DISABILITY.

      Except as otherwise provided in a Participant's Option Agreement, a Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:

      a. To the extent that the Option has become exercisable but has not been exercised on the date of Disability; and

      b. In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of Disability.

      A Disabled Participant may exercise such rights only within the period ending one year after the date of the Participant's termination of employment, directorship or consultancy, as the case may be, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not become Disabled and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

      The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

13.   EFFECT OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

      Except as otherwise provided in a Participant's Option Agreement, in the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate, such Option may be exercised by the Participant's Survivors:

      a. To the extent that the Option has become exercisable but has not been exercised on the date of death; and

      b. In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant's date of death.

      If the Participant's Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

14.   PURCHASE FOR INVESTMENT.

      Unless the offering and sale of the Shares to be issued upon the particular exercise of an Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the "1933 Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

      a. The person(s) who exercise(s) such Option shall warrant to the Company, prior to the receipt of such Shares, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their Shares issued pursuant to such exercise or such grant:

            "The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws."

      b. At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the 1933 Act without registration thereunder.

15.   DISSOLUTION OR LIQUIDATION OF THE COMPANY.

      Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant's Survivors have not otherwise terminated and expired, the Participant or the Participant's Survivors will have the right immediately prior to such dissolution or liquidation to exercise any Option to the extent that the Option is exercisable as of the date immediately prior to such dissolution or liquidation.

16.   ADJUSTMENTS.

      Upon the occurrence of any of the following events, a Participant's rights with respect to any Option granted to him or her hereunder which has not previously been exercised in full shall be adjusted as hereinafter provided, unless otherwise specifically provided in the Participant's Option Agreement:

      A. Stock Dividends and Stock Splits. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of such Option shall be appropriately increased or decreased proportionately and appropriate adjustments shall be made in the purchase price per share to reflect such events. If additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, the number of shares of Common Stock deliverable upon the exercise of such Option may be appropriately increased or decreased proportionately and appropriate adjustments may be made in the purchase price per share to reflect such events.

      B. Corporate Transactions. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets other than a transaction to merely change the state of incorporation (a "Corporate Transaction"), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Options must be exercised (either to the extent then exercisable or, at the discretion of the Administrator or, upon a change of control of the Company, all Options being made fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Options (either to the extent then exercisable or, at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph) over the exercise price thereof.


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

      C. Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option after the recapitalization or reorganization shall be entitled to receive for the purchase price paid upon such exercise the number of replacement securities which would have been received if such Option had been exercised prior to such recapitalization or reorganization.

      D. Modification of ISOs. Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph A, B or C above with respect to ISOs shall be made only after the Administrator determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Administrator determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments, unless the holder of an ISO specifically requests in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such "modification" on his or her income tax treatment with respect to the ISO.

17.   ISSUANCES OF SECURITIES.

      Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company.

18.   FRACTIONAL SHARES.

      No fractional shares shall be issued under the Plan and the person exercising such right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

19.   CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOs.

      The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant's ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an employee of the Company or an Affiliate at the time of such conversion. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.


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


20.   WITHHOLDING.

      In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act ("F.I.C.A.") withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant's salary, wages or other remuneration in connection with the exercise of an Option or a Disqualifying Disposition (as defined in Paragraph 21), the Company may withhold from the Participant's compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company's Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the fair market value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant's payment of such additional withholding.

21.   NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

      Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in
Section 424(c) of the Code. If the Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

22.   TERMINATION OF THE PLAN.

      The Plan will terminate on _____ _____, 2014, the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Option Agreements executed prior to the effective date of such termination.

23.   AMENDMENT OF THE PLAN AND AGREEMENTS.

      The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Options granted under the Plan or Options to be granted under the Plan for favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, and to the extent necessary to qualify the shares issuable upon exercise of any outstanding Options granted, or Options to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under an Option previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Option Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Option Agreements may be amended by the Administrator in a manner which is not adverse to the Participant.


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


24.   EMPLOYMENT OR OTHER RELATIONSHIP.

      Nothing in this Plan or any Option Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

25.   GOVERNING LAW.

      This Plan shall be construed and enforced in accordance with the law of the State of Delaware.




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